UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04616)

Exact name of registrant as specified in charter:	Putnam High Yield Advantage Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2011

Date of reporting period:	December 1, 2010 — November 30, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

**PHYIX**

# Putnam High Yield Advantage Fund

## Annual report
## 11|30|11

A world of investing.℠

Putnam Investments

**INCOME FUNDS** invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
High Yield
Advantage Fund

Annual report
11 | 30 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Trustee approval of management contract	17

Financial statements	21

Federal tax information	64

About the Trustees	65

Officers	67

Message from the Trustees

Dear Fellow Shareholder:

For all the volatility and economic uncertainty investors experienced in recent months, U.S. equity markets ended the year more or less where they started; some fixed-income sectors posted modest gains, while others struggled. This period of heightened volatility is likely to persist, given the unresolved European debt crisis and tepid growth here in the United States. However, not all the news is bad. Corporate earnings and balance sheets remain solid, unemployment has trended down, inflation pressures have eased globally, and state budgets show early signs of improvement.

The counsel of your financial advisor can be an invaluable resource during periods of market uncertainty, as can a long-term focus and a balanced investment approach. Moreover, Putnam’s portfolio managers and analysts are trained to uncover the opportunities that often emerge in this kind of environment, while also seeking to guard against downside risk.

We would like to thank John A. Hill, who has served as Chairman of the Trustees since 2000 and who continues on as a Trustee, for his service. We are pleased to announce that Jameson A. Baxter is the new Chair, having served as Vice Chair since 2005 and a Trustee since 1994.

Ms. Baxter is President of Baxter Associates, Inc., a private investment firm, and Chair of the Mutual Fund Directors Forum. In addition, she serves as Chair Emeritus of the Board of Trustees of Mount Holyoke College, Director of the Adirondack Land Trust, and Trustee of the Nature Conservancy’s Adirondack Chapter.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking a high level of current income for investors since 1986

Unlike most types of fixed-income investments, high-yield bond performance is more dependent on the performance of the companies that issue the bonds than on interest rates. For this reason, distinguishing between opportunities and potential pitfalls requires a rigorous investment process that includes analyzing companies. With Putnam High Yield Advantage Fund, this process is highlighted by intensive research, investment diversification, and carefully timed portfolio adjustments.

Because of the risks of high-yield bond investing, in-depth credit research is essential. The fund’s research team — which includes analysts who specialize by industry — visits with the management of issuing companies and analyzes each company’s prospects. The team then compares this information to the bond’s upside or downside potential before deciding whether it is an appropriate investment for the fund.

The fund’s portfolio typically consists of bonds from a broad range of industries and companies. Holdings are diversified across industry sectors and among bonds with differing credit ratings. While the fund invests primarily in the bonds of U.S. companies, its diversified approach allows it to include foreign bonds as well.

As the bond markets shift over time, the fund’s managers look for ways to capitalize on developments that affect fixed-income securities in general and high-yield bonds in particular. For example, when credit spreads are wide and are expected to tighten, the fund may pursue the higher income potential offered by lower-quality issues. On the other hand, when credit spreads are narrow — that is, when the diff erence in yield between higher- and lower-rated bonds of comparable maturities is small — the fund may shift its emphasis to higher-quality high-yield bonds.

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

What makes a bond “high yield”?

High-yield bonds are fixed-income investments typically issued by companies that lack an established earnings track record or a solid credit history. In general, high-yield bonds offer higher interest rates than investment-grade bonds to compensate for their increased risk. Because of this added risk, these bonds are typically rated below investment grade by an independent rating agency (for example, the lowest Moody’s Investors Service rating of investment-grade bonds is Baa). The lower the rating, the greater the possibility that a bond’s issuer will be unable to make interest payments or repay the principal.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Interview with your fund’s portfolio manager

How would you characterize the environment in the high-yield bond market during the 12 months ended November 30, 2011?

Despite significant turbulence caused by various macroeconomic and political developments, high-yield bonds posted reasonably solid performance over the past year. During the first half of the period, high-yield bonds were among the best-performing fixed-income categories, thanks to a generally supportive economic environment, strong corporate fundamentals, and solid demand for high-yield debt. As we moved into the summer, however, growing unease about a potentially expanding sovereign debt crisis in Europe, Standard & Poor’s downgrade of the U.S. long-term credit rating, and concern about a global economic slowdown created volatility, and investors fled from risk. As a result, high-yield bonds, as well as other asset classes with greater perceived risk, substantially underperformed.

High-yield bonds rallied in October, as hopes for a deal to end Europe’s debt crisis and modestly positive economic data fueled a short-lived resurgence in investor risk appetite. But, in the final month of the period, investors again turned cautious, as European policymakers continued to struggle to craft an acceptable solution to the continent’s debt problem. Additionally, the “super committee” — created through August’s debt ceiling legislation and tasked with reducing the deficit by at least $1.2 trillion — failed to reach an agreement

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 11/30/11. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 15.

before its November 23, 2011 deadline, further deepening investors’ risk aversion.

Following a relatively robust pace of new issuance during the period’s first half, new issuance of high-yield bonds weakened during the second half, as market volatility caused a number of issuers to postpone or cancel planned transactions. In a similar reversal from the first half of the period, as investors became more cautious, higher-rated [BB] bonds generally outperformed their lower-rated [CCC] counterparts during the period’s second half.

High-yield defaults slightly increased during the latter months of the period, but remained below the historical average for the period as a whole. Credit trends remained positive overall, but were negative in August, September, and November when the number of downgrades outpaced the number of upgrades.

Against this backdrop, the fund lagged its benchmark but slightly outperformed the average return of its Lipper peer group.

What factors detracted from the fund’s relative return?

The fund trailed its benchmark primarily due to overweight exposure to the mid- and lower-quality tiers of the market. In terms of individual holdings, an overweight position in Harry and David, a specialty retailer of gourmet fruit and food gift baskets, hurt performance, as the company filed for Chapter 11 bankruptcy in March 2011. This position was eliminated from the fund during the period. Additional detractors included Travelport, which provides computerized

Credit qualities are shown as a percentage of net assets as of 11/30/11. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. Cash is also shown in the not-rated category. The fund itself has not been rated by an independent rating agency.

registration systems and other services to the travel industry; Clearwire, which controls wireless spectrum — or the “rails” on which wireless data ride; wireless carrier Sprint Nextel; and HBOS, a banking and insurance company based in the United Kingdom.

Which holdings helped versus the index?

Top individual relative contributors included First Data, a provider of merchant processing services; telecommunication services companies Windstream and PAETEC; and satellite radio operator XM Satellite Radio.

What is your outlook for the high-yield market over the coming months?

Data releases continue to portray a U.S. economy that is growing, albeit slowly. While we don’t expect a particularly robust recovery, we believe the basic requirements for continued moderate expansion are in place.

U.S. corporate strength has been a major bright spot for the economy. Company balance sheets remain solid, with healthy cash levels and profit margins that are still wide. While the outlook for earnings growth has diminished with the slowing global economy — in particular, the likelihood of recession in Europe — we believe

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 11/30/11. Short-term holdings are excluded. Holdings will vary over time.

corporations remain well positioned to weather difficult conditions.

At the global macroeconomic level, we are concerned about the continuing uncertainty regarding Europe’s debt crisis. While policymakers are working to come up with a solution, European Union leaders remain deeply divided over key elements of their strategy. Meanwhile, with the European economy possibly already in a recession, pressures on European banks raise the risk of contagion for the United States.

In terms of the high-yield market specifically, the trauma of the financial crisis of 2008 and 2009, severe as it was, had the beneficial effect of purging the market of its least-creditworthy companies. Put differently, the bulk of today’s high-yield issuers are stronger for having weathered the recession. Most of them have better balance sheets, with substantial amounts of cash and sturdier capital structures. Moreover, many corporations today are managing their balance sheets far more conservatively than they did in the years leading up to the 2008–2009 debacle. In our view, such conservative financial management bodes well for default rates, and we believe that high-yield defaults

This chart shows how the fund’s credit quality has changed over the past six months. Credit qualities are shown as a percentage of net assets as of 11/30/11. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. Cash is also shown in the not-rated category. The fund itself has not been rated by an independent rating agency.

are likely to remain below the historical average for an extended period.

As for market “technicals” [the supply/demand balance], our outlook is neutral. Retail fund flows turned positive in October but pulled back in November, with demand for high-yield bonds hampered by volatility and strained market liquidity. Concerning valuation, at period-end, yield spreads were at attractive levels relative to their risk-adjusted return potential.

Given this outlook, how have you positioned the fund?

We modestly reduced the fund’s risk by, among other measures, moderately raising its cash allocation. Tactically increasing cash enables us to manage volatility more effectively and have “dry powder” available for new investment opportunities.

High-yield bonds experienced equity-like volatility during the period’s second half, but their yield component provided a cushion for investors amid shifting market expectations. While past performance is no guarantee of future results, it is worth noting that over the past 25 years, high-yield bonds have generated their strongest total returns during periods of relatively slow GDP growth of 2% or less.

Thanks for your time and for bringing us up to date, Paul.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Paul D. Scanlon is Co-Head of Fixed Income at Putnam. He has an M.B.A. from The University of Chicago Booth School of Business and a B.A. from Colgate University. A CFA charterholder, Paul joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul, your fund’s portfolio managers are Norm Boucher and Rob Salvin.

IN THE NEWS

Despite persistent market volatility, corporate financials improved to near-peak levels in 2011. Economic growth may have slowed, but many U.S. companies that implemented cost-cutting measures since 2008 began to see the results of those efforts reflected in resilient profit margins. Companies in the S&P 500 Index are on track to generate record earnings per share in 2011. In lean economic times, companies have remained vigilant about controlling costs and managing inventories effectively. Even in the face of heightened market volatility and consequent investor risk aversion, strong earnings performance has supported both equities and high-yield bonds on a fundamental basis.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2011, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(3/25/86)		(5/16/94)		(3/30/07)		(12/1/94)		(3/30/07)	(12/31/98)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	7.51%	7.33%	6.61%	6.61%	6.70%	6.70%	7.21%	7.08%	7.25%	7.69%

10 years	115.84	107.32	100.12	100.12	100.21	100.21	110.70	103.74	111.11	122.58
Annual average	8.00	7.56	7.18	7.18	7.19	7.19	7.74	7.38	7.76	8.33

5 years	33.90	28.53	29.02	27.22	28.88	28.88	32.19	27.88	32.62	35.63
Annual average	6.01	5.15	5.23	4.93	5.21	5.21	5.74	5.04	5.81	6.28

3 years	76.31	69.21	72.60	69.60	72.69	72.69	75.13	69.28	75.21	77.83
Annual average	20.81	19.16	19.95	19.25	19.97	19.97	20.54	19.18	20.56	21.15

1 year	2.58	–1.59	1.84	–2.92	1.90	0.94	2.37	–0.98	2.37	2.88

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 11/30/11

	JPMorgan Developed	Lipper High Current Yield Funds
	High Yield Index	category average*

Annual average (life of fund)	—†	6.90%

10 years	135.36%	95.18
Annual average	8.94	6.73

5 years	43.92	27.82
Annual average	7.55	4.84

3 years	98.99	75.80
Annual average	25.78	20.61

1 year	5.75	2.48

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 11/30/11, there were 489, 423, 349, 236, and 24 funds, respectively, in this Lipper category.

† The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Fund price and distribution information For the 12-month period ended 11/30/11

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$0.439		$0.394	$0.397	$0.427		$0.427	$0.451

Capital gains	—		—	—	—		—	—

Total	$0.439		$0.394	$0.397	$0.427		$0.427	$0.451

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

11/30/10	$5.90	$6.15	$5.80	$5.78	$5.90	$6.10	$5.90	$6.08

11/30/11	5.62	5.85	5.52	5.50	5.62	5.81	5.62	5.81

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Current yield (end of period)	charge	charge	value	value	charge	charge	value	value

Current dividend rate [1]	7.47%	7.18%	6.96%	6.98%	7.26%	7.02%	7.26%	7.44%

Current 30-day SEC yield [2]	N/A	7.32	6.85	6.86	N/A	7.12	7.37	7.88

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $20,012 and $20,021, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $20,374. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $21,111 and $22,258, respectively.

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(3/25/86)		(5/16/94)		(3/30/07)		(12/1/94)		(3/30/07)	(12/31/98)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	7.59%	7.42%	6.69%	6.69%	6.78%	6.78%	7.30%	7.16%	7.33%	7.77%

10 years	121.43	112.61	105.39	105.39	105.36	105.36	116.15	109.30	116.52	128.14
Annual average	8.27	7.83	7.46	7.46	7.46	7.46	8.01	7.67	8.03	8.60

5 years	35.92	30.47	31.21	29.38	31.05	31.05	34.19	29.81	34.60	37.60
Annual average	6.33	5.46	5.58	5.29	5.56	5.56	6.06	5.36	6.12	6.59

3 years	73.41	66.62	70.11	67.11	69.81	69.81	72.26	66.67	72.34	74.92
Annual average	20.14	18.55	19.37	18.67	19.30	19.30	19.87	18.56	19.89	20.49

1 year	3.15	–1.00	2.59	–2.20	2.49	1.53	2.94	–0.39	2.94	3.42

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 11/30/10*	1.04%	1.79%	1.79%	1.29%	1.29%	0.79%

Annualized expense ratio for the six-month period
ended 11/30/11†	1.04%	1.79%	1.79%	1.29%	1.29%	0.79%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Restated to reflect projected expenses under a management contract effective 1/1/10.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from June 1, 2011, to November 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.09	$8.76	$8.75	$6.32	$6.32	$3.87

Ending value (after expenses)	$953.80	$951.10	$949.70	$952.80	$952.80	$956.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended November 30, 2011, use the following calculation method. To find the value of your investment on June 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.27	$9.05	$9.05	$6.53	$6.53	$4.00

Ending value (after expenses)	$1,019.85	$1,016.09	$1,016.09	$1,018.60	$1,018.60	$1,021.11

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section at putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2011, Putnam employees had approximately $322,000,000 and the Trustees had approximately $70,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee, which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. Over the course of several months ending in June 2011, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees on a number of occasions. At the Trustees’ June 17, 2011 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2011. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds have new management contracts, with new fee schedules reflecting the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for a little over a year — since January or, for a few funds, February, 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Because these management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. Under its new management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 3rd quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 3rd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2010 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2010 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which met on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during the 2009–2010 period and Putnam Management’s ongoing efforts to strengthen its investment personnel and processes. The Committee also noted the disappointing investment performance of some funds for periods ended December 31, 2010 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper High Current Yield Funds) for the one-year, three-year and five-year periods ended December 31, 2010 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd

Three-year period	2nd

Five-year period	1st

Over the one-year, three-year and five-year periods ended December 31, 2010, there were 485, 424 and 361 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam High Yield Advantage Fund:

We have audited the accompanying statement of assets and liabilities of Putnam High Yield Advantage Fund (the fund), including the fund’s portfolio, as of November 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam High Yield Advantage Fund as of November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
January 9, 2012

The fund’s portfolio 11/30/11

CORPORATE BONDS AND NOTES (92.3%)*		Principal amount	Value

Advertising and marketing services (0.4%)
Affinion Group, Inc. company guaranty sr. unsec. notes
7 7/8s, 2018		$1,430,000	$1,190,475

Affinion Group, Inc. company guaranty sr. unsec. sub. notes
11 1/2s, 2015		1,785,000	1,552,950

Lamar Media Corp. company guaranty sr. sub. notes 7 7/8s, 2018		775,000	800,188

			3,543,613
Automotive (2.0%)
Chrysler Group, LLC/CG Co-Issuer, Inc. 144A company guaranty
sr. notes 8 1/4s, 2021		2,020,000	1,711,950

Ford Motor Credit Co., LLC sr. unsec. notes 8 1/8s, 2020		3,055,000	3,604,900

Ford Motor Credit Co., LLC sr. unsec. notes 5s, 2018		1,810,000	1,779,655

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5 7/8s, 2021		2,230,000	2,274,600

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5 3/4s, 2021		615,000	627,222

Navistar International Corp. sr. notes 8 1/4s, 2021		2,919,000	3,035,750

TRW Automotive, Inc. company guaranty sr. unsec. unsub. notes
Ser. REGS, 6 3/8s, 2014	EUR	1,000,000	1,358,773

TRW Automotive, Inc. 144A company guaranty sr. notes
7 1/4s, 2017		$1,080,000	1,128,600

			15,521,450
Basic materials (7.2%)
AbitibiBowater, Inc. 144A company guaranty sr. notes 10 1/4s,
2018 (Canada)		365,000	396,938

Ardagh Glass Finance PLC sr. sec. unsub. notes Ser. REGS,
9 1/4s, 2016 (Ireland)	EUR	760,000	1,030,663

Associated Materials, LLC company guaranty sr. notes
9 1/8s, 2017		$1,915,000	1,620,559

Atkore International, Inc. company guaranty sr. notes
9 7/8s, 2018 Δ		2,310,000	2,246,465

Celanese US Holdings, LLC company guaranty sr. unsec. notes
6 5/8s, 2018 (Germany)		710,000	741,950

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)		1,895,000	1,928,163

Cemex Finance, LLC 144A company guaranty sr. bonds
9 1/2s, 2016		475,000	381,188

Clondalkin Acquisition BV 144A company guaranty sr. notes FRN
2.347s, 2013 (Netherlands)		590,000	554,600

Compass Minerals International, Inc. company guaranty sr. unsec.
notes 8s, 2019		1,515,000	1,598,325

Dynacast International, LLC/Dynacast Finance, Inc. 144A notes
9 1/4s, 2019		430,000	400,975

Edgen Murray Corp. company guaranty sr. notes 12 1/4s, 2015		630,000	559,125

Exopack Holding Corp. 144A sr. notes 10s, 2018		1,065,000	1,054,350

Ferro Corp. sr. unsec. notes 7 7/8s, 2018		2,265,000	2,259,338

FMG Resources August 2006 Pty, Ltd. 144A company guaranty
sr. unsec notes 6 3/8s, 2016 (Australia)		375,000	352,500

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 8 1/4s,
2019 (Australia)		1,330,000	1,293,425

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 7s,
2015 (Australia)		1,485,000	1,433,025

CORPORATE BONDS AND NOTES (92.3%)* cont.		Principal amount	Value

Basic materials cont.
FMG Resources August 2006 Pty, Ltd. 144A sr. notes 6 7/8s,
2018 (Australia)		$2,020,000	$1,848,192

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty notes 9s, 2020		745,000	584,825

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018		1,180,000	1,064,950

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2021		1,165,000	1,182,475

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2020		2,010,000	2,040,150

INEOS Finance PLC sr. sec. notes company guaranty Ser. REGS,
9 1/4s, 2015 (United Kingdom)	EUR	100,000	129,840

INEOS Finance PLC 144A company guaranty sr. notes 9s, 2015
(United Kingdom)		$1,310,000	1,300,175

INEOS Group Holdings, Ltd. company guaranty sr. unsec. notes
Ser. REGS, 7 7/8s, 2016 (United Kingdom)	EUR	810,000	766,109

Lyondell Chemical Co. company guaranty sr. sec. loans 8s, 2017		$606,000	657,510

Lyondell Chemical Co. sr. notes 11s, 2018		3,174,116	3,420,110

LyondellBasell Industries NV 144A company guaranty sr. notes
6s, 2021 (Netherlands)		2,135,000	2,177,700

Momentive Performance Materials, Inc. notes 9s, 2021		2,510,000	1,788,375

NewPage Corp. company guaranty sr. notes 11 3/8s, 2014
(In default) †		1,000,000	697,500

Nexeo Solutions, LLC/Nexeo Solutions Finance Corp. 144A
company guaranty sr. sub. notes 8 3/8s, 2018		470,000	459,425

Norbord, Inc. sr. unsub. plants equip. 7 1/4s, 2012 (Canada)		630,000	626,850

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020		2,610,000	2,753,550

Novelis, Inc. company guaranty sr. unsec. notes 7 1/4s, 2015		1,600,000	1,576,000

Old All, Inc. company guaranty sr. unsec. notes 9s, 2014
(In default) † F		1,905,000	2

PE Paper Escrow GmbH sr. notes Ser. REGS, 11 3/4s, 2014
(Austria)	EUR	495,000	695,031

Pregis Corp. company guaranty FRN 6.572s, 2013	EUR	190,000	247,023

Pregis Corp. company guaranty notes FRN 6.572s, 2013	EUR	240,000	312,029

Pregis Corp. company guaranty sr. sub. notes 12 3/8s, 2013		$945,000	878,850

Rhodia SA 144A sr. notes 6 7/8s, 2020 (France)		635,000	709,613

Sealed Air Corp. 144A sr. unsec. notes 8 3/8s, 2021		360,000	384,300

Smurfit Kappa Acquisition company guaranty sr. bonds 7 1/4s,
2017 (Ireland)	EUR	150,000	205,101

Smurfit Kappa Funding PLC sr. unsec. sub. notes 7 3/4s, 2015
(Ireland)		$942,000	946,710

Smurfit Kappa Treasury company guaranty sr. unsec. unsub.
debs 7 1/2s, 2025 (Ireland)		380,000	347,700

Solo Cup Co. company guaranty notes 10 1/2s, 2013		410,000	414,100

Solutia, Inc. company guaranty sr. unsec. notes 8 3/4s, 2017		935,000	1,009,800

Solutia, Inc. company guaranty sr. unsec. notes 7 7/8s, 2020		2,470,000	2,636,725

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 3/4s, 2015		80,000	80,800

Steel Dynamics, Inc. sr. unsec. unsub. notes 7 3/4s, 2016		1,835,000	1,890,050

CORPORATE BONDS AND NOTES (92.3%)* cont.	Principal amount	Value

Basic materials cont.
Thompson Creek Metals Co., Inc. 144A company guaranty
sr. notes 7 3/8s, 2018 (Canada)	$735,000	$617,400

TPC Group, LLC company guaranty sr. notes 8 1/4s, 2017	1,530,000	1,526,175

Tube City IMS Corp. company guaranty sr. unsec. sub. notes
9 3/4s, 2015	1,985,000	1,999,888

Verso Paper Holdings, LLC/Verso Paper, Inc. company guaranty
sr. notes 8 3/4s, 2019	945,000	614,250

Verso Paper Holdings, LLC/Verso Paper, Inc. sr. notes
11 1/2s, 2014	537,000	547,740

		56,988,612
Broadcasting (2.5%)
Clear Channel Communications, Inc. company guaranty sr. notes
9s, 2021	805,000	664,125

Clear Channel Communications, Inc. company guaranty unsec.
unsub. notes 10 3/4s, 2016	1,345,000	847,350

Clear Channel Communications, Inc. sr. unsec. notes 5 1/2s, 2014	705,000	475,875

Clear Channel Worldwide Holdings, Inc. company guaranty
sr. unsec. unsub. notes 9 1/4s, 2017	275,000	288,063

Clear Channel Worldwide Holdings, Inc. company guaranty
sr. unsec. unsub. notes Ser. B, 9 1/4s, 2017	2,370,000	2,494,425

Cumulus Media, Inc. 144A sr. notes 7 3/4s, 2019	1,645,000	1,422,925

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. notes 7 5/8s, 2016	840,000	895,650

DISH DBS Corp. company guaranty 7 1/8s, 2016	760,000	780,900

DISH DBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	1,820,000	1,929,200

DISH DBS Corp. company guaranty sr. unsec. notes 6 3/4s, 2021	1,350,000	1,316,250

Entercom Radio, LLC 144A company guaranty sr. sub. notes
10 1/2s, 2019	1,590,000	1,534,350

Gray Television, Inc. company guaranty sr. notes 10 1/2s, 2015	1,740,000	1,618,200

Nexstar Broadcasting, Inc./Mission Broadcasting, Inc. company
guaranty sr. notes 8 7/8s, 2017	1,350,000	1,363,500

Univision Communications, Inc. 144A company guaranty sr. unsec.
notes 8 1/2s, 2021	1,385,000	1,142,625

Univision Communications, Inc. 144A sr. notes 7 7/8s, 2020	435,000	411,075

XM Satellite Radio, Inc. 144A company guaranty sr. unsec. notes
13s, 2013	1,030,000	1,163,900

XM Satellite Radio, Inc. 144A sr. unsec. notes 7 5/8s, 2018	1,580,000	1,627,400

		19,975,813
Building materials (1.7%)
Building Materials Corp. 144A company guaranty sr. notes
7 1/2s, 2020	1,360,000	1,441,600

Building Materials Corp. 144A sr. notes 7s, 2020	640,000	662,400

Building Materials Corp. 144A sr. notes 6 7/8s, 2018	800,000	804,000

Building Materials Corp. 144A sr. notes 6 3/4s, 2021	530,000	527,350

Jeld-Wen Escrow Corp. 144A sr. notes 12 1/4s, 2017	1,530,000	1,591,200

Masonite International Corp. 144A company guaranty sr. notes
8 1/4s, 2021 (Canada)	1,750,000	1,645,000

Nortek, Inc. 144A company guaranty sr. notes 8 1/2s, 2021	780,000	641,550

Nortek, Inc. 144A company guaranty sr. unsec. notes 10s, 2018	1,070,000	995,100

CORPORATE BONDS AND NOTES (92.3%)* cont.	Principal amount		Value

Building materials cont.
Owens Corning company guaranty sr. unsec. notes 9s, 2019		$2,925,000	$3,451,500

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A
sr. notes 8 5/8s, 2017		2,065,000	2,039,188

			13,798,888
Cable television (2.6%)
AMC Networks, Inc. 144A company guaranty sr. unsec notes
7 3/4s, 2021		140,000	148,050

Atlantic Broadband Finance, LLC company guaranty 9 3/8s, 2014		855,000	848,588

Bresnan Broadband Holdings, LLC 144A company guaranty
sr. unsec. unsub. notes 8s, 2018		1,190,000	1,201,900

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017		2,665,000	2,784,925

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020		470,000	477,050

CCH II, LLC/CCH II Capital company guaranty sr. unsec. notes
13 1/2s, 2016		964,581	1,111,680

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 7 7/8s, 2018		1,375,000	1,424,844

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2021		1,285,000	1,240,025

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 7 3/8s, 2020		975,000	975,000

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsub. notes 7s, 2019		1,190,000	1,201,900

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. notes 8 5/8s, 2017		3,375,000	3,434,063

CSC Holdings, LLC sr. unsec. unsub. notes 8 1/2s, 2014		250,000	277,188

CSC Holdings, LLC 144A sr. unsec. unsub. notes 6 3/4s, 2021		950,000	954,750

Kabel BW Erste Beteiligungs GmbH/Kabel Baden-Wurttemberg
GmbH & Co. KG 144A company guaranty sr. notes 7 1/2s, 2019
(Germany)		735,000	735,000

Mediacom Broadband, LLC/Mediacom Broadband Corp.
sr. unsec. unsub. notes 8 1/2s, 2015		115,000	117,875

Mediacom, LLC/Mediacom Capital Corp. sr. unsec. notes
9 1/8s, 2019		775,000	807,938

Quebecor Media, Inc. 144A sr. unsec. notes 7 3/8s, 2021
(Canada)	CAD	995,000	958,500

Videotron Ltee sr. notes 6 7/8s, 2021 (Canada)	CAD	940,000	909,075

Virgin Media Finance PLC company guaranty sr. notes Ser. 1,
9 1/2s, 2016 (United Kingdom)		$980,000	1,073,100

			20,681,451
Capital goods (6.3%)
Allison Transmission 144A company guaranty 11s, 2015		385,000	404,250

Altra Holdings, Inc. company guaranty sr. notes 8 1/8s, 2016		2,420,000	2,510,750

American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 7 3/4s, 2019		680,000	651,100

American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 5 1/4s, 2014		755,000	732,350

American Axle & Manufacturing, Inc. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2017		95,000	91,675

American Axle & Manufacturing, Inc. 144A company guaranty
sr. notes 9 1/4s, 2017		1,635,000	1,724,925

ARD Finance SA 144A sr. notes 11 1/8s, 2018 (Luxembourg) ‡‡		420,000	369,600

CORPORATE BONDS AND NOTES (92.3%)* cont.		Principal amount	Value

Capital goods cont.
Ardagh Packaging Finance PLC sr. notes Ser. REGS, 7 3/8s,
2017 (Ireland)	EUR	130,000	$168,251

Ardagh Packaging Finance PLC 144A company
guaranty sr. notes 7 3/8s, 2017 (Ireland)	EUR	480,000	621,233

BE Aerospace, Inc. sr. unsec. unsub. notes 6 7/8s, 2020		$410,000	436,650

Berry Plastics Corp. company guaranty notes FRN 4.222s, 2014		645,000	593,400

Berry Plastics Corp. company guaranty sr. notes 9 1/2s, 2018		1,460,000	1,396,125

Berry Plastics Corp. notes 9 3/4s, 2021		1,115,000	1,064,825

Berry Plastics Holding Corp. company guaranty sr. unsec. sub.
notes 10 1/4s, 2016		630,000	579,600

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6 7/8s, 2020		1,910,000	1,929,100

Crown Americas, LLC/Crown Americas Capital Corp. III
company guaranty sr. unsec. notes 6 1/4s, 2021		310,000	321,625

Crown Euro Holdings SA 144A sr. notes 7 1/8s, 2018 (France)	EUR	370,000	494,095

Exide Technologies sr. notes 8 5/8s, 2018		$2,620,000	2,096,000

JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019		1,775,000	1,797,188

Kratos Defense & Security Solutions, Inc. company guaranty
sr. notes 10s, 2017		2,809,000	2,830,068

Kratos Defense & Security Solutions, Inc. 144A company guaranty
sr. notes 10s, 2017		130,000	130,975

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)		3,065,000	3,750,518

Meritor, Inc. company guaranty sr. unsec. notes 8 1/8s, 2015		500,000	442,500

Mueller Water Products, Inc. company guaranty sr. unsec. unsub.
notes 8 3/4s, 2020		200,000	212,250

Pittsburgh Glass Works, LLC 144A sr. notes 8 1/2s, 2016		3,845,000	3,720,038

Polypore International, Inc. company guaranty sr. unsec. notes
7 1/2s, 2017		990,000	1,014,750

Reynolds Group DL Escrew, Inc./Reynolds Group Escrew, LLC
144A company guaranty sr. notes 8 3/4s, 2016		780,000	805,350

Reynolds Group Issuer, Inc. 144A company guaranty sr. notes
7 1/8s, 2019		1,135,000	1,109,463

Reynolds Group Issuer, Inc. 144A company guaranty sr. unsec.
notes 9s, 2019		635,000	571,500

Reynolds Group Issuer, Inc. 144A sr. notes 6 7/8s, 2021
(New Zealand)		305,000	291,275

Reynolds Group Issuer, Inc. 144A sr. unsec. notes 8 1/4s, 2021
(New Zealand)		440,000	374,000

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds
Group Issuer Lu 144A sr. notes 7 7/8s, 2019		985,000	989,925

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds
Group Issuer Lu 144A sr. unsec. notes 9 7/8s, 2019		940,000	860,100

Ryerson Holding Corp. sr. disc. notes zero %, 2015		600,000	267,000

Ryerson, Inc. company guaranty sr. notes 12s, 2015		3,185,000	3,192,963

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
7 3/4s, 2018		625,000	634,375

Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020		1,240,000	1,246,200

Terex Corp. company guaranty sr. unsec. notes 10 7/8s, 2016		775,000	860,250

Terex Corp. sr. unsec. sub. notes 8s, 2017		2,834,000	2,756,065

CORPORATE BONDS AND NOTES (92.3%)* cont.		Principal amount	Value

Capital goods cont.
Thermadyne Holdings Corp. company guaranty sr. notes 9s, 2017		$2,240,000	$2,240,000

Thermon Industries, Inc. company guaranty sr. notes 9 1/2s, 2017		1,879,000	1,991,740

TransDigm, Inc. company guaranty unsec. sub. notes 7 3/4s, 2018		1,900,000	1,957,000

			50,231,047
Coal (2.4%)
Alpha Natural Resources, Inc. company guaranty sr. unsec. notes
6 1/4s, 2021		1,045,000	992,750

Alpha Natural Resources, Inc. company guaranty sr. unsec. notes
6s, 2019		1,370,000	1,308,350

Arch Coal, Inc. company guaranty sr. unsec. notes 7 1/4s, 2020		1,370,000	1,342,600

Arch Coal, Inc. 144A company guaranty sr. unsec. notes 7s, 2019		1,420,000	1,384,500

Arch Western Finance, LLC company guaranty sr. notes
6 3/4s, 2013		606,000	606,000

CONSOL Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2020		4,055,000	4,359,125

CONSOL Energy, Inc. company guaranty sr. unsec. notes 8s, 2017		1,835,000	1,954,275

CONSOL Energy, Inc. 144A company guaranty sr. unsec. notes
6 3/8s, 2021		230,000	226,550

James River Coal Co. company guaranty sr. unsec. unsub. notes
7 7/8s, 2019		575,000	437,000

Peabody Energy Corp. company guaranty 7 3/8s, 2016		2,635,000	2,852,388

Peabody Energy Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2020		150,000	151,500

Peabody Energy Corp. 144A sr. unsec. notes 6s, 2018		3,445,000	3,440,694

			19,055,732
Commercial and consumer services (1.6%)
ARAMARK Holdings Corp. 144A sr. unsec. notes 8 5/8s, 2016 ‡‡		605,000	614,075

Brickman Group Holdings, Inc. 144A sr. notes 9 1/8s, 2018		600,000	528,000

Compucom Systems, Inc. 144A sr. sub. notes 12 1/2s, 2015		570,000	581,400

Interactive Data Corp. company guaranty sr. unsec. notes
10 1/4s, 2018		3,685,000	3,942,950

Lender Processing Services, Inc. company guaranty sr. unsec.
unsub. notes 8 1/8s, 2016		2,258,000	2,201,550

PHH Corp. sr. unsec. unsub. notes 9 1/4s, 2016		805,000	829,150

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016		2,430,000	1,895,400

Travelport, LLC company guaranty 11 7/8s, 2016		840,000	273,000

Travelport, LLC company guaranty 9 7/8s, 2014		780,000	471,900

Travelport, LLC/Travelport, Inc. company guaranty sr. unsec.
notes 9s, 2016		2,230,000	1,273,888

			12,611,313
Consumer (1.2%)
Jarden Corp. company guaranty sr. unsec. notes 8s, 2016		605,000	653,400

Jarden Corp. company guaranty sr. unsec. sub. notes 7 1/2s, 2017		2,905,000	3,079,300

Jarden Corp. company guaranty sr. unsec. sub. notes Ser. 1,
7 1/2s, 2020	EUR	250,000	326,834

Scotts Miracle-Gro Co. (The) 144A sr. notes 6 5/8s, 2020		$1,240,000	1,252,400

Yankee Candle Co. company guaranty sr. notes Ser. B,
8 1/2s, 2015		2,545,000	2,538,638

YCC Holdings, LLC/Yankee Finance, Inc. sr. unsec. notes
10 1/4s, 2016 ‡‡		1,590,000	1,391,250

			9,241,822

CORPORATE BONDS AND NOTES (92.3%)* cont.		Principal amount	Value

Consumer staples (8.0%)
ACCO Brands Corp. company guaranty sr. notes 10 5/8s, 2015		$1,120,000	$1,240,400

AE Escrow Corp. 144A sr. unsec. notes 9 3/4s, 2020		470,000	470,000

Archibald Candy Corp. company guaranty sub. notes 10s, 2012
(In default) † F		415,457	13,295

Avis Budget Car Rental, LLC company guaranty sr. unsec. unsub.
notes 9 5/8s, 2018		1,530,000	1,541,475

Avis Budget Car Rental, LLC company guaranty sr. unsec. unsub.
notes 7 3/4s, 2016		1,475,000	1,467,625

Burger King Corp. company guaranty sr. unsec. notes 9 7/8s, 2018		550,000	600,188

Central Garden & Pet Co. company guaranty sr. sub. notes
8 1/4s, 2018		837,000	811,890

CKE Holdings, Inc. 144A sr. notes 10 1/2s, 2016 ‡‡		850,532	790,995

Claire’s Stores, Inc. company guaranty sr. notes 8 7/8s, 2019		1,040,000	759,200

Claire’s Stores, Inc. 144A company guaranty sr. unsec. notes
9 5/8s, 2015		74,494	55,312

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016		1,935,000	2,118,825

Corrections Corporation of America company guaranty sr. notes
7 3/4s, 2017		2,270,000	2,457,275

Dave & Buster’s, Inc. company guaranty sr. unsec. unsub. notes
11s, 2018		1,730,000	1,773,250

Dean Foods Co. company guaranty sr. unsec. unsub. notes
9 3/4s, 2018		365,000	383,250

Dean Foods Co. company guaranty sr. unsec. unsub. notes
7s, 2016		1,830,000	1,775,100

DineEquity, Inc. company guaranty sr. unsec. notes 9 1/2s, 2018		3,436,000	3,556,260

Dole Food Co. sr. notes 13 7/8s, 2014		441,000	510,458

Dole Food Co. 144A sr. notes 8s, 2016		841,000	866,230

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021		1,415,000	1,475,138

Hertz Corp. company guaranty sr. unsec. notes 7 1/2s, 2018		570,000	571,425

Hertz Holdings Netherlands BV 144A sr. bonds 8 1/2s, 2015
(Netherlands)	EUR	1,450,000	1,961,799

JBS USA LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021		$3,590,000	3,266,900

JBS USA, LLC/JBS USA Finance, Inc. company guaranty sr. unsec.
notes 11 5/8s, 2014		585,000	650,813

Landry’s Acquisition Co. 144A company guaranty notes
11 5/8s, 2015		420,000	430,500

Landry’s Restaurants, Inc. company guaranty sr. notes
11 5/8s, 2015		515,000	536,888

Landry’s Restaurants, Inc. 144A company guaranty sr. notes
11 5/8s, 2015		625,000	651,563

Libbey Glass, Inc. sr. notes 10s, 2015		832,000	886,080

Michael Foods, Inc. company guaranty sr. unsec notes 9 3/4s, 2018		715,000	736,450

Pinnacle Foods Finance, LLC/Pinnacle Foods Finance Corp.
company guaranty sr. unsec. notes 9 1/4s, 2015		1,285,000	1,313,913

Prestige Brands, Inc. company guaranty sr. unsec. notes
8 1/4s, 2018		1,840,000	1,867,600

Reddy Ice Corp. company guaranty sr. notes 11 1/4s, 2015		1,700,000	1,564,000

CORPORATE BONDS AND NOTES (92.3%)* cont.	Principal amount	Value

Consumer staples cont.
Revlon Consumer Products Corp. company guaranty notes
9 3/4s, 2015	$1,400,000	$1,491,000

Rite Aid Corp. company guaranty sr. notes 10 1/4s, 2019	515,000	556,200

Rite Aid Corp. company guaranty sr. notes 7 1/2s, 2017	1,340,000	1,313,200

Rite Aid Corp. company guaranty sr. unsec. unsub. notes
9 1/2s, 2017	2,370,000	2,073,750

Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020	445,000	480,600

Roadhouse Financing, Inc. notes 10 3/4s, 2017	455,000	450,450

Service Corporation International sr. notes 7s, 2019	660,000	684,750

Service Corporation International sr. notes 7s, 2017	205,000	219,350

Service Corporation International sr. unsec. unsub. notes
6 3/4s, 2016	2,005,000	2,130,313

Smithfield Foods, Inc. company guaranty sr. notes 10s, 2014	2,325,000	2,662,125

Spectrum Brands, Inc. sr. notes 9 1/2s, 2018	1,415,000	1,538,813

Spectrum Brands, Inc. sr. unsec. sub. bonds 12s, 2019	2,056,466	2,228,695

Spectrum Brands, Inc. 144A company guaranty notes 9 1/2s, 2018	690,000	750,375

Stewart Enterprises, Inc. company guaranty sr. unsec. notes
6 1/2s, 2019	1,125,000	1,094,063

Tyson Foods, Inc. sr. unsec. unsub. notes 10 1/2s, 2014	1,510,000	1,740,275

United Rentals North America, Inc. company guaranty sr. unsec.
sub. notes 8 3/8s, 2020	620,000	604,500

United Rentals North America, Inc. company guaranty sr. unsec.
unsub. notes 9 1/4s, 2019	1,130,000	1,220,400

Wendy’s Co. (The) company guaranty sr. unsec. unsub. notes
10s, 2016	2,480,000	2,715,600

West Corp. company guaranty sr. unsec. notes 8 5/8s, 2018	1,000,000	997,500

West Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	1,240,000	1,240,000

		63,296,056
Energy (oil field) (1.4%)
Complete Production Services, Inc. company guaranty 8s, 2016	1,255,000	1,305,200

Frac Tech Services, LLC/Frac Tech Finance, Inc. 144A company
guaranty sr. notes 7 5/8s, 2018	1,550,000	1,561,625

Helix Energy Solutions Group, Inc. 144A sr. unsec. notes
9 1/2s, 2016	3,795,000	3,946,800

Key Energy Services, Inc. company guaranty unsec. unsub. notes
6 3/4s, 2021	1,020,000	1,007,250

Offshore Group Investments, Ltd. company guaranty sr. notes
11 1/2s, 2015 (Cayman Islands)	2,285,000	2,450,663

SESI, LLC 144A sr. unsec. notes 7 1/8s, 2021	760,000	773,300

Trinidad Drilling, Ltd. 144A sr. unsec. notes 7 7/8s, 2019 (Canada)	325,000	331,500

		11,376,338
Entertainment (0.7%)
AMC Entertainment, Inc. company guaranty sr. sub. notes
9 3/4s, 2020	2,110,000	1,920,100

Cedar Fair LP/Canada’s Wonderland Co./Magnum
Management Corp. company guaranty sr. unsec. notes
9 1/8s, 2018	255,000	277,313

Cinemark USA, Inc. company guaranty sr. unsec. notes
8 5/8s, 2019	655,000	704,125

CORPORATE BONDS AND NOTES (92.3%)* cont.	Principal amount	Value

Entertainment cont.
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
7 3/8s, 2021	$310,000	$309,225

Regal Entertainment Group company guaranty sr. unsec. notes
9 1/8s, 2018	2,090,000	2,184,050

		5,394,813
Financials (9.0%)
ABN Amro North American Holding Preferred Capital Repackage
Trust I 144A jr. sub. bonds FRB 6.523s, perpetual maturity	2,605,000	1,914,675

ACE Cash Express, Inc. 144A sr. notes 11s, 2019	1,745,000	1,587,950

Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017	1,235,000	1,134,824

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
8.3s, 2015	2,825,000	2,860,313

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
8s, 2020	795,000	784,069

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2020	2,620,000	2,531,575

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes FRN
2.526s, 2014	821,000	714,652

Ally Financial, Inc. unsec. sub. notes 8s, 2018	905,000	839,388

American International Group, Inc. jr. sub. bonds FRB
8.175s, 2058	1,900,000	1,676,750

BAC Capital Trust VI bank guaranty jr. unsec. sub. notes
5 5/8s, 2035	1,130,000	914,138

BankAmerica Capital II bank guaranty jr. unsec. sub. notes 8s, 2026	425,000	395,250

Capital One Capital IV company guaranty jr. unsec. sub. notes
FRN 6.745s, 2037	1,365,000	1,346,231

CB Richard Ellis Services, Inc. company guaranty sr. unsec. notes
6 5/8s, 2020	885,000	891,638

CB Richard Ellis Services, Inc. company guaranty sr. unsec. sub.
notes 11 5/8s, 2017	1,040,000	1,188,200

CIT Group, Inc. sr. bonds 7s, 2017	172	170

CIT Group, Inc. sr. bonds 7s, 2016	978	968

CIT Group, Inc. 144A bonds 7s, 2017	6,354,000	6,258,690

CIT Group, Inc. 144A bonds 7s, 2016	2,392,000	2,362,100

CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018	1,290,000	1,306,125

CNO Financial Group, Inc. 144A company guaranty sr. notes
9s, 2018	1,015,000	1,065,750

Community Choice Financial, Inc. 144A sr. notes 10 3/4s, 2019	1,675,000	1,645,688

Dresdner Funding Trust I 144A bonds 8.151s, 2031	2,075,000	1,328,000

E*Trade Financial Corp. sr. notes 6 3/4s, 2016	1,040,000	1,014,000

E*Trade Financial Corp. sr. unsec. unsub. notes 12 1/2s, 2017	1,365,000	1,542,450

HBOS Capital Funding LP 144A bank guaranty jr. unsec. sub.
FRB 6.071s, perpetual maturity (Jersey)	2,085,000	1,271,850

HBOS PLC 144A sr. unsec. sub. notes 6 3/4s, 2018
(United Kingdom)	1,650,000	1,317,515

HBOS PLC 144A unsec. sub. bonds 6s, 2033 (United Kingdom)	650,000	404,083

HUB International Holdings, Inc. 144A sr. sub. notes 10 1/4s, 2015	555,000	536,963

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 8s, 2018	3,215,000	3,279,300

CORPORATE BONDS AND NOTES (92.3%)* cont.	Principal amount	Value

Financials cont.
ING Groep NV jr. unsec. sub. notes 5.775s, 2015 perpetual
maturity (Netherlands)	$545,000	$365,150

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	155,000	138,725

Leucadia National Corp. sr. unsec. notes 8 1/8s, 2015	200,000	211,000

Leucadia National Corp. sr. unsec. notes 7 1/8s, 2017	1,362,000	1,375,620

Liberty Mutual Group, Inc. 144A company guaranty jr. sub. notes
FRB 10 3/4s, 2058	300,000	361,500

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub.
bonds 7.8s, 2037	670,000	579,550

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub.
notes FRN 7s, 2037	195,000	161,850

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec notes 6 7/8s, 2021 R	640,000	633,600

National Money Mart Co. company guaranty sr. unsec. unsub.
notes 10 3/8s, 2016 (Canada)	1,825,000	1,939,063

NB Capital Trust IV jr. unsec. sub. notes 8 1/4s, 2027	400,000	372,000

Nuveen Investments, Inc. company guaranty sr. unsec. unsub.
notes 10 1/2s, 2015	1,620,000	1,547,100

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 6 3/4s, 2022 R	1,645,000	1,620,325

Provident Funding Associates LP/PFG Finance Corp. 144A
sr. notes 10 1/4s, 2017	1,920,000	1,824,000

Provident Funding Associates LP/PFG Finance Corp. 144A
sr. notes 10 1/8s, 2019	790,000	639,900

Regions Financing Trust II company guaranty jr. unsec. sub. bonds
FRB 6 5/8s, 2047	2,800,000	2,240,000

Residential Capital LLC company guaranty jr. notes 9 5/8s, 2015	2,870,000	1,729,175

Royal Bank of Scotland Group PLC jr. unsec. sub. bonds FRB
7.648s, perpetual maturity (United Kingdom)	3,450,000	2,371,875

SLM Corp. sr. notes Ser. MTN, 8s, 2020	885,000	865,088

SLM Corp. sr. unsec. unsub. notes Ser. MTN, 8.45s, 2018	3,885,000	3,873,275

Springleaf Finance Corp. sr. unsec. notes Ser. MTN, 6.9s, 2017	4,655,000	3,130,488

Springleaf Finance Corp. sr. unsec. notes Ser. MTNI, 5.85s, 2013	885,000	750,038

Springleaf Finance Corp. sr. unsec. notes Ser. MTNI,
4 7/8s, 2012	815,000	770,680

USI Holdings Corp. 144A company guaranty sr. unsec. notes FRN
4.332s, 2014	330,000	298,650

Ventas Realty LP/Capital Corp. company guaranty 9s, 2012 R	1,305,000	1,336,218

Ventas Realty LP/Capital Corp. sr. notes 6 3/4s, 2017 R	125,000	129,853

		71,378,028
Gaming and lottery (3.2%)
American Casino & Entertainment Properties LLC sr. notes
11s, 2014	1,949,000	1,949,000

Caesars Entertainment Operating Co., Inc. company guaranty
sr. notes 10s, 2018	4,682,000	2,996,480

Caesars Entertainment Operating Co., Inc. company guaranty
sr. notes 10s, 2015	435,000	387,150

Caesars Entertainment Operating Co., Inc. sr. notes 11 1/4s, 2017	4,865,000	5,059,600

Isle of Capri Casinos, Inc. company guaranty 7s, 2014	2,639,000	2,441,075

CORPORATE BONDS AND NOTES (92.3%)* cont.	Principal amount		Value

Gaming and lottery cont.
Isle of Capri Casinos, Inc. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2019		$1,145,000	$1,053,400

Mashantucket Western Pequot Tribe 144A bonds Ser. A, 8 1/2s,
2015 (In default) †		1,995,000	89,775

MTR Gaming Group, Inc. 144A notes 11 1/2s, 2019		3,840,000	3,196,800

Penn National Gaming, Inc. sr. unsec. sub. notes 8 3/4s, 2019		385,000	413,875

Pinnacle Entertainment, Inc. company guaranty sr. unsec. notes
8 5/8s, 2017		410,000	430,500

Pinnacle Entertainment, Inc. company guaranty sr. unsec. sub.
notes 7 1/2s, 2015		1,550,000	1,503,500

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes 12 1/8s, 2018		1,420,000	1,491,000

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. company
guaranty 1st mtge. notes 7 3/4s, 2020		885,000	953,588

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016		3,086,000	3,124,575

			25,090,318
Health care (6.4%)
Aviv Healthcare Properties LP company guaranty sr. unsec. notes
7 3/4s, 2019		1,200,000	1,134,000

Biomet, Inc. company guaranty sr. unsec. notes 10s, 2017		2,205,000	2,375,888

Biomet, Inc. company guaranty sr. unsec. sub. notes 11 5/8s, 2017		200,000	214,000

Capella Healthcare, Inc. company guaranty sr. unsec. notes
9 1/4s, 2017		1,785,000	1,764,919

Capsugel FinanceCo SCA 144A company guaranty sr. unsec.
notes 9 7/8s, 2019		1,690,000	2,281,584

CHS/Community Health Systems, Inc. 144A company guaranty
sr. unsec. notes 8s, 2019		600,000	582,000

ConvaTec Healthcare E SA 144A sr. notes 7 3/8s, 2017
(Luxembourg)	EUR	610,000	778,075

ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s, 2018
(Luxembourg)		$3,110,000	2,806,775

DaVita, Inc. company guaranty sr. unsec. notes 6 5/8s, 2020		415,000	407,738

DaVita, Inc. company guaranty sr. unsec. notes 6 3/8s, 2018		1,240,000	1,218,300

Elan Finance PLC/Elan Finance Corp. company guaranty sr. unsec.
notes 8 3/4s, 2016 (Ireland)		2,070,000	2,204,550

Emergency Medical Services Corp. company guaranty sr. unsec.
notes 8 1/8s, 2019		1,285,000	1,262,513

Endo Pharmaceuticals Holdings, Inc. 144A company guaranty
sr. unsec. notes 7s, 2019		895,000	917,375

Giant Funding Corp. 144A sr. notes 8 1/4s, 2018		1,505,000	1,550,150

HCA, Inc. company guaranty sr. notes 9 7/8s, 2017		335,000	361,800

HCA, Inc. company guaranty sr. notes 8 1/2s, 2019		2,865,000	3,094,200

HCA, Inc. sr. notes 6 1/2s, 2020		5,315,000	5,275,138

HCA, Inc. sr. unsec. notes 7 1/2s, 2022		1,450,000	1,421,000

Health Management Associates, Inc. sr. notes 6 1/8s, 2016		1,765,000	1,795,888

IASIS Healthcare, LLC/IASIS Capital Corp. 144A sr. notes
8 3/8s, 2019		2,990,000	2,489,175

Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 144A sr. unsec.
notes 9 1/2s, 2019 Δ		1,675,000	1,683,375

Kinetics Concept/KCI USA 144A company guaranty notes
10 1/2s, 2018		2,535,000	2,433,600

CORPORATE BONDS AND NOTES (92.3%)* cont.	Principal amount	Value

Health care cont.
Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018	$1,515,000	$1,511,213

Select Medical Corp. company guaranty 7 5/8s, 2015	441,000	409,028

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017	2,220,000	2,131,200

Surgical Care Affiliates, Inc. 144A sr. unsec. notes 8 7/8s, 2015 ‡‡	577,149	571,378

Teleflex, Inc. company guaranty sr. unsec. sub. notes 6 7/8s, 2019	1,135,000	1,147,769

Tenet Healthcare Corp. company guaranty sr. notes 10s, 2018	560,000	630,000

Tenet Healthcare Corp. sr. notes 8 7/8s, 2019	775,000	844,750

Tenet Healthcare Corp. 144A company guaranty notes
6 1/4s, 2018	1,940,000	1,910,900

United Surgical Partners International, Inc. company guaranty
sr. unsec. sub. notes 8 7/8s, 2017	655,000	650,088

Valeant Pharmaceuticals International 144A company guaranty
sr. notes 7s, 2020	250,000	235,313

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 7/8s, 2018	1,480,000	1,428,200

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 1/2s, 2016	1,185,000	1,146,488

Valeant Pharmaceuticals International 144A sr. notes 6 3/4s, 2017	580,000	558,250

Vanguard Health Systems, Inc. sr. unsec. notes zero %, 2016	59,000	37,760

		51,264,380
Homebuilding (1.0%)
Beazer Homes USA, Inc. company guaranty sr. unsec. notes
6 7/8s, 2015	870,000	626,400

Beazer Homes USA, Inc. company guaranty sr. unsec. unsub.
notes 9 1/8s, 2018	850,000	561,000

Beazer Homes USA, Inc. sr. unsec. notes 9 1/8s, 2019	540,000	352,350

M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018	2,450,000	2,149,875

Pulte Group, Inc. company guaranty sr. unsec. notes 7 5/8s, 2017	1,850,000	1,780,625

Pulte Group, Inc. company guaranty sr. unsec. unsub. notes
7 7/8s, 2032	995,000	803,463

Realogy Corp. company guaranty sr. unsec. unsub. notes
11 1/2s, 2017	2,110,000	1,608,875

Standard Pacific Corp. company guaranty sr. unsec. unsub. notes
7s, 2015	270,000	256,500

		8,139,088
Household furniture and appliances (0.3%)
Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014	945,000	928,463

Sealy Mattress Co. 144A company guaranty sr. sec. notes
10 7/8s, 2016	1,302,000	1,419,180

		2,347,643
Lodging/Tourism (1.1%)
CityCenter Holdings LLC/CityCenter Finance Corp. 144A
company guaranty sr. notes 10 3/4s, 2017 ‡‡	2,084,777	2,063,929

FelCor Lodging LP company guaranty sr. notes 10s, 2014 R	2,324,000	2,486,680

FelCor Lodging LP company guaranty sr. notes 6 3/4s, 2019 R	2,115,000	1,966,950

MGM Resorts International company guaranty sr. notes 9s, 2020	330,000	359,700

MGM Resorts International company guaranty sr. unsec. notes
6 7/8s, 2016	535,000	488,188

MGM Resorts International company guaranty sr. unsec. notes
6 5/8s, 2015	710,000	670,950

CORPORATE BONDS AND NOTES (92.3%)* cont.	Principal amount	Value

Lodging/Tourism cont.
MGM Resorts International sr. notes 10 3/8s, 2014	$260,000	$291,200

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A notes 8 5/8s, 2016	745,000	763,625

		9,091,222
Media (0.5%)
Affinion Group Holdings, Inc. company guaranty sr. unsec. notes
11 5/8s, 2015	1,405,000	1,173,175

Nielsen Finance, LLC/Nielsen Finance Co. company guaranty
sr. unsec. notes 7 3/4s, 2018	2,154,000	2,277,855

Nielsen Finance, LLC/Nielsen Finance Co. sr. notes 11 5/8s, 2014	235,000	267,900

		3,718,930
Oil and gas (9.8%)
Anadarko Finance Co. company guaranty sr. unsec. unsub. notes
Ser. B, 7 1/2s, 2031	2,720,000	3,274,948

Anadarko Petroleum Corp. sr. notes 5.95s, 2016	1,035,000	1,153,889

Anadarko Petroleum Corp. sr. unsec. notes 6 3/8s, 2017	220,000	252,144

Anadarko Petroleum Corp. sr. unsec. notes 6.2s, 2040	690,000	754,391

ATP Oil & Gas Corp. company guaranty sr. notes 11 7/8s, 2015	670,000	442,200

Brigham Exploration Co. company guaranty sr. unsec. notes
8 3/4s, 2018	796,000	967,140

Carrizo Oil & Gas, Inc. company guaranty sr. unsec. notes
8 5/8s, 2018	3,314,000	3,289,145

Carrizo Oil & Gas, Inc. 144A company guaranty sr. unsec notes
8 5/8s, 2018	415,000	408,775

Chaparral Energy, Inc. company guaranty sr. unsec. notes
9 7/8s, 2020	1,140,000	1,219,800

Chaparral Energy, Inc. company guaranty sr. unsec. notes
8 7/8s, 2017	1,790,000	1,825,800

Chaparral Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2021	585,000	576,225

Chesapeake Energy Corp. company guaranty 6 1/2s, 2017	220,000	229,900

Chesapeake Energy Corp. company guaranty sr. unsec. notes
9 1/2s, 2015	1,025,000	1,153,125

Chesapeake Midstream Partners LP/CHKM Finance Corp. 144A
company guaranty sr. unsec. notes 5 7/8s, 2021	580,000	562,600

Chesapeake Oilfield Operating, LLC/Chesapeake Oilfield
Finance, Inc. 144A company guaranty sr. unsec. unsub. notes
6 5/8s, 2019	1,650,000	1,627,313

Comstock Resources, Inc. company guaranty sr. unsub. notes
8 3/8s, 2017	1,090,000	1,068,200

Concho Resources, Inc. company guaranty sr. unsec. notes
6 1/2s, 2022	1,570,000	1,589,625

Connacher Oil and Gas, Ltd. 144A notes 8 1/2s, 2019 (Canada)	390,000	300,300

Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 8 7/8s, 2018	3,130,000	3,333,450

Denbury Resources, Inc. company guaranty sr. sub. notes
9 3/4s, 2016	330,000	363,825

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
8 1/4s, 2020	1,240,000	1,339,200

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6 3/8s, 2021	825,000	833,250

CORPORATE BONDS AND NOTES (92.3%)* cont.	Principal amount	Value

Oil and gas cont.
Encore Acquisition Co. company guaranty sr. sub. notes
9 1/2s, 2016	$285,000	$314,213

EXCO Resources, Inc. company guaranty sr. unsec. notes
7 1/2s, 2018	3,565,000	3,279,800

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec. notes
9 1/8s, 2017	1,370,000	1,411,100

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec. notes
6 1/2s, 2021	860,000	737,450

Forbes Energy Services Ltd. company guaranty sr. unsec notes
9s, 2019	1,045,000	971,850

Goodrich Petroleum Corp. 144A sr. notes 8 7/8s, 2019	2,380,000	2,332,400

Hercules Offshore, Inc. 144A sr. notes 10 1/2s, 2017	790,000	758,400

Inergy LP/Inergy Finance Corp. company guaranty sr. unsec.
notes 6 7/8s, 2021	1,835,000	1,743,250

Kodiak Oil & Gas Corp. 144A sr. notes 8 1/8s, 2019	1,750,000	1,776,250

Laredo Petroleum, Inc. 144A sr. notes 9 1/2s, 2019	2,130,000	2,207,212

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 1/2s, 2021 (Canada)	1,350,000	1,356,750

Milagro Oil & Gas 144A notes 10 1/2s, 2016	1,980,000	1,405,800

Newfield Exploration Co. sr. sub. notes 6 5/8s, 2016	300,000	308,250

Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	695,000	729,750

Newfield Exploration Co. sr. unsec. sub. notes 7 1/8s, 2018	360,000	378,000

Newfield Exploration Co. sr. unsec. sub. notes 6 5/8s, 2014	3,230,000	3,262,300

OPTI Canada, Inc. company guaranty sr. sec. notes 8 1/4s, 2014
(Canada) (In default) †	440,000	295,350

OPTI Canada, Inc. company guaranty sr. sec. notes 7 7/8s, 2014
(Canada) (In default) †	1,185,000	793,950

Petrohawk Energy Corp. company guaranty sr. unsec. notes
10 1/2s, 2014	455,000	506,756

Petroleum Development Corp. company guaranty sr. unsec. notes
12s, 2018	2,555,000	2,733,850

Plains Exploration & Production Co. company guaranty sr. unsec.
notes 7 5/8s, 2018	300,000	315,000

Plains Exploration & Production Co. company guaranty sr. unsec.
notes 6 3/4s, 2022	2,525,000	2,575,500

Quicksilver Resources, Inc. company guaranty sr. unsec. notes
8 1/4s, 2015	565,000	576,300

Quicksilver Resources, Inc. sr. notes 11 3/4s, 2016	1,265,000	1,423,125

Range Resources Corp. company guaranty sr. sub. notes
6 3/4s, 2020	640,000	700,800

Rosetta Resources, Inc. company guaranty sr. unsec. notes
9 1/2s, 2018	2,400,000	2,574,000

Sabine Pass LNG LP sec. notes 7 1/2s, 2016	2,625,000	2,602,031

SandRidge Energy, Inc. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2021	345,000	315,675

SandRidge Energy, Inc. 144A company guaranty sr. unsec. unsub.
notes 8s, 2018	3,285,000	3,153,600

SandRidge Energy, Inc. 144A sr. unsec. notes 9 7/8s, 2016	570,000	587,100

SM Energy Co. 144A sr. unsec. notes 6 5/8s, 2019	715,000	722,150

CORPORATE BONDS AND NOTES (92.3%)* cont.	Principal amount	Value

Oil and gas cont.
SM Energy Co. 144A sr. unsec. notes 6 1/2s, 2021	$690,000	$690,000

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021	415,000	409,184

Whiting Petroleum Corp. company guaranty 7s, 2014	1,245,000	1,319,700

Williams Cos., Inc. (The) notes 7 3/4s, 2031	1,800,000	2,245,570

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	541,000	682,662

WPX Energy, Inc. 144A sr. unsec. notes 6s, 2022	965,000	948,113

WPX Energy, Inc. 144A sr. unsec. notes 5 1/4s, 2017	2,070,000	2,033,775

		77,742,211
Publishing (0.4%)
Cengage Learning Acquisitions, Inc. 144A sr. notes 10 1/2s, 2015	1,115,000	808,375

Cenveo Corp. company guaranty sr. notes 8 7/8s, 2018	1,820,000	1,551,550

Cenveo Corp. 144A company guaranty sr. unsec. notes
10 1/2s, 2016	490,000	414,050

Vertis, Inc. company guaranty sr. sec. notes Ser. A, 8 1/2s, 2012 † ‡‡ F	706,925	34,215

		2,808,190
Regional Bells (0.9%)
Cincinnati Bell, Inc. company guaranty sr. unsec. notes 7s, 2015	700,000	686,000

Cincinnati Bell, Inc. company guaranty sr. unsec. sub. notes
8 3/4s, 2018	3,305,000	2,941,450

Frontier Communications Corp. sr. unsec. notes 8 1/2s, 2020	1,685,000	1,600,750

Frontier Communications Corp. sr. unsec. notes 8 1/4s, 2017	905,000	881,244

Frontier Communications Corp. sr. unsec. notes 8 1/4s, 2014	570,000	588,525

Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018	605,000	575,506

Qwest Communications International, Inc. company guaranty
7 1/2s, 2014	70,000	70,438

		7,343,913
Retail (2.9%)
Academy Ltd./Academy Finance Corp. 144A company guaranty
sr. unsec. notes 9 1/4s, 2019	995,000	965,150

Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018	505,000	523,938

Bon-Ton Department Stores, Inc. (The) company guaranty
10 1/4s, 2014	2,520,000	1,619,100

Burlington Coat Factory Warehouse Corp. 144A company
guaranty sr. unsec. notes 10s, 2019	1,475,000	1,419,688

J Crew Group, Inc. company guaranty sr. unsec. notes
8 1/8s, 2019	780,000	716,625

Limited Brands, Inc. company guaranty sr. unsec. notes
6 5/8s, 2021	1,300,000	1,348,750

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
5.9s, 2016	1,455,000	1,608,090

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2015	545,000	628,697

Michaels Stores, Inc. company guaranty 11 3/8s, 2016	2,205,000	2,315,250

Needle Merger Sub Corp. 144A sr. unsec. notes 8 1/8s, 2019	1,665,000	1,531,800

Neiman-Marcus Group, Inc. company guaranty sr. unsec. sub.
notes 10 3/8s, 2015	345,000	356,930

Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 7 3/4s, 2016	2,240,000	2,273,600

PETCO Animal Supplies, Inc. 144A company guaranty sr. notes
9 1/4s, 2018	870,000	913,500

CORPORATE BONDS AND NOTES (92.3%)* cont.	Principal amount	Value

Retail cont.
QVC Inc. 144A sr. notes 7 1/2s, 2019	$1,280,000	$1,360,000

QVC Inc. 144A sr. notes 7 3/8s, 2020	885,000	940,313

Sears Holdings Corp. company guaranty 6 5/8s, 2018	1,180,000	933,675

Toys R Us - Delaware, Inc. 144A company guaranty sr. notes
7 3/8s, 2016	365,000	361,350

Toys R Us Property Co., LLC company guaranty sr. notes
8 1/2s, 2017	1,420,000	1,451,950

Toys R Us Property Co., LLC company guaranty sr. unsec. notes
10 3/4s, 2017	2,040,000	2,198,100

		23,466,506
Technology (4.7%)
Advanced Micro Devices, Inc. sr. unsec. notes 8 1/8s, 2017	200,000	203,500

Advanced Micro Devices, Inc. sr. unsec. notes 7 3/4s, 2020	2,535,000	2,547,675

Alcatel-Lucent USA, Inc. unsec. debs. 6.45s, 2029	950,000	684,000

Avaya, Inc. company guaranty sr. unsec. notes 10 1/8s, 2015 ‡‡	905,000	714,950

Avaya, Inc. company guaranty sr. unsec. notes 9 3/4s, 2015	3,245,000	2,539,213

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	790,000	707,050

Ceridian Corp. company guaranty sr. unsec. notes 12 1/4s, 2015 ‡‡	2,461,350	1,926,006

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	1,905,000	1,452,563

Eagle Parent Inc. 144A sr. notes 8 5/8s, 2019	1,670,000	1,548,925

Fidelity National Information Services, Inc. company guaranty
sr. unsec. notes 7 7/8s, 2020	455,000	482,300

Fidelity National Information Services, Inc. company guaranty
sr. unsec. notes 7 5/8s, 2017	895,000	948,700

First Data Corp. company guaranty sr. unsec. notes 10.55s, 2015	1,888,138	1,718,206

First Data Corp. company guaranty sr. unsec. sub. notes
11 1/4s, 2016	2,160,000	1,760,400

First Data Corp. 144A company guaranty notes 8 1/4s, 2021	2,210,000	1,911,650

First Data Corp. 144A company guaranty sr. notes 7 3/8s, 2019	735,000	690,900

First Data Corp. 144A sr. bonds 12 5/8s, 2021	2,345,000	1,934,625

Freescale Semiconductor, Inc. company guaranty sr. unsec. notes
10 3/4s, 2020	1,844,000	1,890,100

Freescale Semiconductor, Inc. 144A company guaranty sr. notes
10 1/8s, 2018	654,000	696,510

Freescale Semiconductor, Inc. 144A company guaranty sr. notes
9 1/4s, 2018	2,135,000	2,225,738

Iron Mountain, Inc. company guaranty 8 3/4s, 2018	155,000	159,650

Iron Mountain, Inc. company guaranty sr. sub. notes 7 3/4s, 2019	630,000	650,475

Iron Mountain, Inc. company guaranty sr. unsec. sub. notes
8s, 2020	75,000	77,250

Iron Mountain, Inc. sr. sub. notes 8 3/8s, 2021	540,000	567,000

Jazz Technologies, Inc. company guaranty sr. unsec. notes
8s, 2015 F	899,000	885,515

NXP BV/NXP Funding, LLC 144A company guaranty sr. notes
9 3/4s, 2018 (Netherlands)	2,230,000	2,425,125

Seagate HDD Cayman 144A company guaranty sr. unsec. notes
7 3/4s, 2018 (Cayman Islands)	905,000	932,150

SunGard Data Systems, Inc. company guaranty 10 1/4s, 2015	1,817,000	1,871,510

CORPORATE BONDS AND NOTES (92.3%)* cont.	Principal amount	Value

Technology cont.
SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020	$960,000	$950,400

Syniverse Holdings, Inc. company guaranty sr. unsec. notes
9 1/8s, 2019	1,930,000	1,978,250

Unisys Corp. sr. unsec. unsub. notes 12 1/2s, 2016	485,000	516,525

		37,596,861
Telecommunications (7.6%)
Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2017	760,000	440,800

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015	1,205,000	1,018,225

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015	1,145,000	967,525

Crown Castle International Corp. sr. unsec. notes 7 1/8s, 2019	570,000	611,325

Digicel Group, Ltd. 144A sr. notes 10 1/2s, 2018 (Jamaica)	925,000	920,375

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)	1,620,000	1,595,700

EH Holding Corp. 144A sr. notes 6 1/2s, 2019	1,810,000	1,769,275

EH Holding Corp. 144A sr. unsec. notes 7 5/8s, 2021	2,005,000	1,969,913

Equinix, Inc. sr. unsec. notes 7s, 2021	940,000	958,800

Intelsat Jackson Holdings SA 144A company guaranty sr. notes
7 1/2s, 2021 (Bermuda)	1,775,000	1,686,250

Intelsat Luxembourg SA company guaranty sr. unsec. notes
11 1/2s, 2017 (Luxembourg) ‡‡	6,671,093	6,120,728

Intelsat Luxembourg SA company guaranty sr. unsec. notes
11 1/4s, 2017 (Luxembourg)	3,165,000	2,911,800

Intelsat Luxembourg SA 144A company guaranty sr. unsec. notes
11 1/2s, 2017 (Luxembourg) ‡‡	1,130,000	1,036,775

Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes
8 1/8s, 2019	270,000	255,150

Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
9 3/8s, 2019	1,035,000	1,045,350

Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
9 1/4s, 2014	1,779,000	1,812,356

MetroPCS Wireless, Inc. company guaranty sr. unsec. notes
7 7/8s, 2018	2,655,000	2,535,525

Nextel Communications, Inc. company guaranty sr. unsec. notes
Ser. D, 7 3/8s, 2015	1,105,000	972,400

Nextel Communications, Inc. company guaranty sr. unsec. unsub.
notes 5.95s, 2014	1,316,000	1,204,140

NII Capital Corp. company guaranty sr. unsec. unsub. notes
10s, 2016	1,475,000	1,674,125

NII Capital Corp. company guaranty sr. unsec. unsub. notes
7 5/8s, 2021	1,430,000	1,444,300

PAETEC Holding Corp. company guaranty sr. notes 8 7/8s, 2017	915,000	988,200

PAETEC Holding Corp. company guaranty sr. unsec. notes
9 7/8s, 2018	2,320,000	2,511,400

Qwest Corp. notes 6 3/4s, 2021	1,735,000	1,809,041

Qwest Corp. sr. unsec. unsub. notes 8 3/8s, 2016	645,000	731,269

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	1,135,000	1,163,375

SBA Telecommunications, Inc. company guaranty sr. unsec. notes
8 1/4s, 2019	1,230,000	1,323,788

CORPORATE BONDS AND NOTES (92.3%)* cont.		Principal amount	Value

Telecommunications cont.
SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8s, 2016		$1,365,000	$1,460,550

Sprint Capital Corp. company guaranty 6 7/8s, 2028		3,150,000	2,197,125

Sprint Nextel Corp. sr. notes 8 3/8s, 2017		4,510,000	3,867,325

Sprint Nextel Corp. sr. unsec. notes 6s, 2016		1,575,000	1,256,063

Sprint Nextel Corp. 144A company guaranty sr. unsec. notes
9s, 2018		1,625,000	1,641,250

Wind Acquisition Finance SA company guaranty sr. sec. notes
Ser. REGS, 7 3/8s, 2018 (Netherlands)	EUR	795,000	885,699

Wind Acquisition Finance SA 144A company guaranty sr. notes
7 1/4s, 2018 (Netherlands)		$1,415,000	1,234,588

Wind Acquisition Finance SA 144A sr. notes 11 3/4s, 2017
(Netherlands)		1,400,000	1,207,500

Wind Acquisition Holding company guaranty sr. notes Ser. REGS,
12 1/4s, 2017 (Luxembourg) ‡‡	EUR	100,000	98,826

Wind Acquisition Holdings Finance SA 144A company guaranty
sr. notes 12 1/4s, 2017 (Italy) ‡‡		$989,127	761,628

Windstream Corp. company guaranty sr. unsec. unsub. notes
8 1/8s, 2018		505,000	515,100

Windstream Corp. company guaranty sr. unsec. unsub. notes
8 1/8s, 2013		795,000	840,713

Windstream Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2017		2,290,000	2,393,050

Windstream Corp. company guaranty sr. unsec. unsub. notes
7 3/4s, 2021		925,000	911,125

			60,748,452
Telephone (0.4%)
Cricket Communications, Inc. company guaranty sr. unsec. notes
7 3/4s, 2020		2,575,000	2,021,375

Cricket Communications, Inc. company guaranty sr. unsub. notes
7 3/4s, 2016		1,460,000	1,456,350

			3,477,725
Textiles (0.4%)
Hanesbrands, Inc. company guaranty sr. unsec. notes 6 3/8s, 2020		1,110,000	1,097,513

Hanesbrands, Inc. sr. unsec. notes 8s, 2016		980,000	1,055,950

Levi Strauss & Co. sr. unsec. notes 8 7/8s, 2016		1,135,000	1,169,050

			3,322,513
Transportation (1.1%)
Aguila 3 SA 144A company guaranty sr. notes 7 7/8s, 2018
(Luxembourg)		2,810,000	2,669,500

AMGH Merger Sub, Inc. 144A company
guaranty sr. notes 9 1/4s, 2018		2,265,000	2,242,350

CHC Helicopter SA 144A company guaranty sr. notes 9 1/4s,
2020 (Luxembourg)		650,000	559,000

Kansas City Southern de Mexico SA de CV sr. unsec. unsub. notes
8s, 2018 (Mexico)		180,000	196,650

Kansas City Southern de Mexico SA de CV sr. unsec. unsub. notes
6 1/8s, 2021 (Mexico)		315,000	326,849

Swift Services Holdings, Inc. company guaranty sr. notes 10s, 2018		1,880,000	1,955,200

Western Express, Inc. 144A sr. notes 12 1/2s, 2015		1,685,000	623,450

			8,572,999

CORPORATE BONDS AND NOTES (92.3%)* cont.	Principal amount	Value

Utilities and power (4.5%)
AES Corp. (The) sr. unsec. notes 8s, 2020	$520,000	$562,250

AES Corp. (The) sr. unsec. unsub. notes 8s, 2017	1,855,000	1,994,125

AES Corp. (The) 144A sr. notes 7 3/8s, 2021	935,000	974,738

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020	1,340,000	1,393,600

Calpine Corp. 144A sr. notes 7 1/4s, 2017	2,707,000	2,761,140

Colorado Interstate Gas Co., LLC debs. 6.85s, 2037 (Canada)	1,430,000	1,540,244

Dolphin Subsidiary II, Inc. 144A sr. unsec. notes 7 1/4s, 2021	975,000	1,026,188

Dolphin Subsidiary II, Inc. 144A sr. unsec. notes 6 1/2s, 2016	2,090,000	2,168,375

Dynegy Holdings, LLC sr. unsec. notes 7 3/4s, 2019 (In default) †	3,000,000	2,085,000

Edison Mission Energy sr. unsec. notes 7 3/4s, 2016	755,000	524,725

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013	830,000	780,200

Edison Mission Energy sr. unsec. notes 7.2s, 2019	1,035,000	610,650

Edison Mission Energy sr. unsec. notes 7s, 2017	45,000	28,238

El Paso Corp. sr. unsec. notes 7s, 2017	1,160,000	1,260,915

El Paso Corp. sr. unsec. notes Ser. GMTN, 7.8s, 2031	705,000	810,750

El Paso Natural Gas Co. debs. 8 5/8s, 2022	765,000	953,866

Energy Future Holdings Corp. company guaranty sr. notes
10s, 2020	560,000	574,000

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
sr. notes 10s, 2020	1,870,000	1,926,100

Energy Transfer Equity LP company guaranty sr. unsec. notes
7 1/2s, 2020	1,995,000	2,064,825

GenOn Americas Generation, Inc. sr. unsec. notes 9 1/8s, 2031	405,000	360,450

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	2,475,000	2,456,438

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018	380,000	383,800

Ipalco Enterprises, Inc. 144A sr. notes 7 1/4s, 2016	230,000	241,500

NRG Energy, Inc. company guaranty sr. unsec. notes 7 5/8s, 2018	260,000	256,100

NRG Energy, Inc. 144A company guaranty sr. unsec. notes
7 7/8s, 2021	4,195,000	3,985,250

NV Energy, Inc. sr. unsec. notes 6 1/4s, 2020	935,000	958,375

PNM Resources, Inc. unsec. unsub. notes 9 1/4s, 2015	166,000	183,845

Tennessee Gas Pipeline Co. sr. unsec. unsub. debs. 7s, 2028	305,000	347,853

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
company guaranty notes 15s, 2021	1,660,000	979,400

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
company guaranty sr. unsec. notes 10 1/2s, 2016 ‡‡	2,657,447	1,036,404

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
144A company guaranty sr. notes 11 1/2s, 2020	1,130,000	937,900

		36,167,244

Total corporate bonds and notes (cost $759,384,124)		$733,993,171

SENIOR LOANS (5.6%)* [c]	Principal amount	Value

Basic materials (0.2%)
Exopack, LLC bank term loan FRN Ser. B, 6 1/2s, 2017	$623,438	$595,383

INEOS Group Holdings, Ltd. bank term loan FRN Ser. C2,
8.001s, 2014	558,845	560,940

INEOS U.S. Finance, LLC bank term loan FRN Ser. B2, 7.501s, 2013	580,802	582,980

		1,739,303

SENIOR LOANS (5.6%)* [c] cont.	Principal amount	Value

Broadcasting (0.6%)
Clear Channel Communications, Inc. bank term loan FRN Ser. A,
3.639s, 2014	$695,000	$596,541

Clear Channel Communications, Inc. bank term loan FRN Ser. B,
3.889s, 2016	2,051,361	1,525,699

Cumulus Media, Inc. bank term loan FRN 7 1/2s, 2019	1,000,000	942,500

Univision Communications, Inc. bank term loan FRN 4.489s, 2017	1,725,281	1,543,588

		4,608,328
Building materials (—%)
Nortek, Inc. bank term loan FRN Ser. B, 5 1/4s, 2017	277,975	269,983

		269,983
Capital goods (0.1%)
SRAM Corp. bank term loan FRN 8 1/2s, 2018	780,000	780,000

		780,000
Commercial and consumer services (0.1%)
Compucom Systems, Inc. bank term loan FRN 3.74s, 2014	503,240	478,078

		478,078
Consumer cyclicals (1.2%)
Caesars Entertainment Corp. bank term loan FRN Ser. B,
9 1/4s, 2017 Δ	500,000	470,834

CCM Merger, Inc. bank term loan FRN Ser. B, 7s, 2017	2,127,080	2,108,468

Ceasars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B, 9 1/2s, 2016	486,338	478,232

Chrysler Group, LLC bank term loan FRN Ser. B, 6s, 2017	75,000	68,775

GateHouse Media, Inc. bank term loan FRN Ser. B, 2.24s, 2014	650,300	143,472

GateHouse Media, Inc. bank term loan FRN Ser. DD, 2.24s, 2014	242,649	53,534

Golden Nugget, Inc. bank term loan FRN Ser. B, 3.24s, 2014 ‡‡	747,102	597,682

Golden Nugget, Inc. bank term loan FRN Ser. DD, 3.24s, 2014 ‡‡	425,279	340,223

Goodman Global, Inc. bank term loan FRN 9s, 2017	1,988,182	1,991,911

Neiman Marcus Group, Inc. (The) bank term loan FRN 4 3/4s, 2018	1,130,000	1,086,213

Six Flags Theme Parks bank term loan FRN Ser. B, 5 1/4s, 2016	1,770,584	1,765,420

Tribune Co. bank term loan FRN Ser. B, 5 1/4s, 2014 (In default) †	1,239,169	759,379

		9,864,143
Consumer staples (0.5%)
Claire’s Stores, Inc. bank term loan FRN 2.991s, 2014	1,862,072	1,600,053

Del Monte Corp. bank term loan FRN Ser. B, 4 1/2s, 2018	488,775	463,114

Huish Detergents, Inc. bank term loan FRN 4.49s, 2014	455,000	386,181

Revlon Consumer Products bank term loan FRN Ser. B, 4 3/4s, 2017	1,720,688	1,700,254

Rite Aid Corp. bank term loan FRN Ser. B, 1.99s, 2014	113,423	106,759

		4,256,361
Energy (0.2%)
Frac Tech International, LLC bank term loan FRN Ser. B, 6 1/4s, 2016	1,376,586	1,353,643

		1,353,643
Financials (0.5%)
AGFS Funding Co. bank term loan FRN Ser. B, 5 1/2s, 2017	1,210,000	1,053,708

CNO Financial Group, Inc. bank term loan FRN 6 1/4s, 2016	509,919	508,963

HUB International Holdings, Inc. bank term loan FRN 6 3/4s, 2014	793,800	785,862

iStar Financial, Inc. bank term loan FRN Ser. A2, 7s, 2014	1,265,000	1,214,400

Nuveen Investments, Inc. bank term loan FRN Ser. B, 5.819s, 2017	423,476	401,508

		3,964,441

SENIOR LOANS (5.6%)* [c] cont.	Principal amount	Value

Gaming and lottery (0.1%)
Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B2, 3.247s, 2015	$760,000	$644,371

		644,371
Health care (1.0%)
Ardent Medical Services, Inc. bank term loan FRN 6 1/2s, 2015	1,774,875	1,730,503

Emergency Medical Services Corp. bank term loan FRN Ser. B,
5 1/4s, 2018	1,678,575	1,621,923

Grifols SA bank term loan FRN Ser. B, 6s, 2016 (Spain)	857,850	855,705

IASIS Healthcare, LLC bank term loan FRN Ser. B, 5s, 2018	1,044,750	1,007,748

Kinetic Concepts, Inc. bank term loan FRN Ser. B, 7s, 2018	1,630,000	1,636,877

Pharmaceutical Product Development, Inc. bank term loan FRN
Ser. B, 6 1/4s, 2018	1,135,000	1,117,975

		7,970,731
Homebuilding (0.3%)
Realogy Corp. bank term loan FRN Ser. A, 13 1/2s, 2017	2,600,000	2,541,500

		2,541,500
Publishing (0.2%)
Cengage Learning Acquisitions, Inc. bank term loan FRN Ser. B,
2.49s, 2014	1,525,361	1,282,734

		1,282,734
Retail (0.1%)
Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B, 6 1/4s, 2017	429,563	417,951

		417,951
Utilities and power (0.6%)
Dynegy, Inc. bank term loan FRN 9 1/4s, 2016	445,000	446,335

Dynegy, Inc. bank term loan FRN 9 1/4s, 2016	110,000	109,588

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.758s, 2017	5,958,299	3,880,342

		4,436,265

Total senior loans (cost $48,834,403)		$44,607,832

CONVERTIBLE BONDS AND NOTES (0.7%)*	Principal amount	Value

Altra Holdings, Inc. 144A cv. company guaranty sr. unsec. notes
2 3/4s, 2031	$758,000	$691,675

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016	700,000	992,250

Meritor, Inc. cv. company guaranty sr. unsec. notes
stepped-coupon 4 5/8s (0s, 3/1/16) 2026 ††	1,450,000	1,078,438

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014	773,000	836,773

TRW Automotive, Inc. cv. company guaranty sr. unsec. notes
3 1/2s, 2015	550,000	735,240

Virgin Media, Inc. cv. sr. unsec. notes 6 1/2s, 2016
(United Kingdom)	705,000	992,288

XM Satellite Radio, Inc. 144A cv. company guaranty sr. unsec.
sub. notes 7s, 2014	489,000	632,033

Total convertible bonds and notes (cost $4,994,822)		$5,958,697

ASSET-BACKED SECURITIES (0.2%)*	Principal amount	Value

Neon Capital, Ltd. 144A limited recourse sec. notes Ser. 97, 1.105s,
2013 (Cayman Islands) F	$6,684,836	$1,799,129

Total asset-backed securities (cost $519,956)		$1,799,129

SHORT-TERM INVESTMENTS (4.9%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund 0.10% [e]	38,065,843	$38,065,843

SSgA Prime Money Market Fund 0.11% P	120,000	120,000

U.S. Treasury Bills with an effective yield of 0.068%,
July 26, 2012 ##	$1,083,000	1,082,388

Total short-term investments (cost $39,268,231)		$39,268,231

TOTAL INVESTMENTS

Total investments (cost $853,001,536)		$825,627,060

Key to holding’s currency abbreviations

CAD	Canadian Dollar
EUR	Euro

Key to holding’s abbreviations

FRB	Floating Rate Bonds
FRN	Floating Rate Notes
GMTN	Global Medium Term Notes
MTN	Medium Term Notes
MTNI	Medium Term Notes Class I

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2010 through November 30, 2011 (reporting period).

* Percentages indicated are based on net assets of $795,652,488.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

Δ Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs.

P Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $10,096,543 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on FRB and FRN are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 11/30/11 (aggregate face value $16,657,901)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Bank of America, N.A.

	Canadian Dollar	Sell	12/21/11	$490,048	$492,213	$2,165

	Euro	Sell	12/21/11	4,175,665	4,248,785	73,120

	Barclays Bank PLC

	Euro	Sell	12/21/11	1,038,944	1,057,578	18,634

	Citibank, N.A.

	Euro	Buy	12/21/11	318,228	323,606	(5,378)

	Credit Suisse AG

	Euro	Sell	12/21/11	1,392,112	1,416,842	24,730

	Deutsche Bank AG

	Euro	Buy	12/21/11	55,367	56,362	(995)

	Goldman Sachs International

	Euro	Sell	12/21/11	1,630,246	1,659,594	29,348

HSBC Bank USA, National Association

	Euro	Sell	12/21/11	337,579	343,586	6,007

	JPMorgan Chase Bank, N.A.

	Canadian Dollar	Sell	12/21/11	517,000	519,012	2,012

	Euro	Sell	12/21/11	1,581,732	1,621,081	39,349

	Royal Bank of Scotland PLC (The)

	Euro	Buy	12/21/11	378,164	379,714	(1,550)

	State Street Bank and Trust Co.

	Euro	Sell	12/21/11	2,179,081	2,216,736	37,655

	UBS AG

	Euro	Sell	12/21/11	1,210,556	1,232,042	21,486

	Westpac Banking Corp.

	Canadian Dollar	Sell	12/21/11	886,104	890,476	4,372

	Euro	Sell	12/21/11	196,742	200,274	3,532

	Total					$254,487

CREDIT DEFAULT CONTRACTS OUTSTANDING at 11/30/11

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Barclays Bank PLC
DJ CDX NA HY Series
17 Version 2 Index	B+/P	$229,688	$3,712,500	12/20/16	500 bp	$(85,646)

Goldman Sachs International
DJ CDX NA HY Series
17 Version 2 Index	B+/P	600,000	5,940,000	12/20/16	500 bp	123,502

Total						$37,856

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at November 30, 2011. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$—	$1,799,129

Convertible bonds and notes	—	5,958,697	—

Corporate bonds and notes	—	733,060,144	933,027

Senior loans	—	44,607,832	—

Short-term investments	38,185,843	1,082,388	—

Totals by level	$38,185,843	$784,709,061	$2,732,156

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	254,487	$—

Credit default contracts	—	(791,832)	—

Totals by level	$—	$(537,345)	$—

At the start and/or close of the reporting period, Level 3 investments in securities and other financial instruments were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 11/30/11

ASSETS

Investment in securities, at value, (Note 1):
Unaffiliated issuers (identified cost $814,935,693)	$787,561,217
Affiliated issuers (identified cost $38,065,843) (Notes 1 and 6)	38,065,843

Cash	1,938,474

Dividends, interest and other receivables	18,060,189

Receivable for shares of the fund sold	1,087,845

Receivable for investments sold	4,917,397

Receivable for sales of delayed delivery securities (Notes 1 and 7)	540,893

Unrealized appreciation on swap contracts (Note 1)	123,502

Unrealized appreciation on forward currency contracts (Note 1)	262,410

Total assets	852,557,770

LIABILITIES

Payable for investments purchased	9,905,253

Payable for purchases of delayed delivery securities (Notes 1 and 7)	2,185,527

Payable for shares of the fund repurchased	42,498,894

Payable for compensation of Manager (Note 2)	402,637

Payable for investor servicing fees (Note 2)	113,270

Payable for custodian fees (Note 2)	9,821

Payable for Trustee compensation and expenses (Note 2)	225,042

Payable for administrative services (Note 2)	4,266

Payable for distribution fees (Note 2)	317,235

Unrealized depreciation on forward currency contracts (Note 1)	7,923

Unrealized depreciation on swap contracts (Note 1)	85,646

Premium received on swap contracts (Note 1)	829,688

Collateral on certain derivative contracts, at value (Note 1)	120,000

Other accrued expenses	200,080

Total liabilities	56,905,282

Net assets	$795,652,488

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 8)	$1,002,161,769

Undistributed net investment income (Note 1)	5,779,524

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(185,194,802)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(27,094,003)

Total — Representing net assets applicable to capital shares outstanding	$795,652,488

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($510,879,613 divided by 90,870,250 shares)	$5.62

Offering price per class A share (100/96.00 of $5.62)*	$5.85

Net asset value and offering price per class B share ($8,076,041 divided by 1,463,738 shares)**	$5.52

Net asset value and offering price per class C share ($15,915,000 divided by 2,892,889 shares)**	$5.50

Net asset value and redemption price per class M share
($130,757,932 divided by 23,258,272 shares)	$5.62

Offering price per class M share (100/96.75 of $5.62)†	$5.81

Net asset value, offering price and redemption price per class R share
($16,209,297 divided by 2,883,750 shares)	$5.62

Net asset value, offering price and redemption price per class Y share
($113,814,605 divided by 19,597,726 shares)	$5.81

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 11/30/11

INVESTMENT INCOME

Interest (net of foreign tax of $2,851) (including interest income of $18,762 from investments
in affiliated issuers) (Note 6)	$67,938,035

Total investment income	67,938,035

EXPENSES

Compensation of Manager (Note 2)	4,689,158

Investor servicing fees (Note 2)	1,256,562

Custodian fees (Note 2)	24,391

Trustee compensation and expenses (Note 2)	76,589

Administrative services (Note 2)	24,657

Distribution fees — Class A (Note 2)	1,327,858

Distribution fees — Class B (Note 2)	77,253

Distribution fees — Class C (Note 2)	114,122

Distribution fees — Class M (Note 2)	761,888

Distribution fees — Class R (Note 2)	76,544

Other	418,922

Total expenses	8,847,944

Expense reduction (Note 2)	(4,047)

Net expenses	8,843,897

Net investment income	59,094,138

Net realized gain on investments (Notes 1 and 3)	16,067,127

Net realized loss on swap contracts (Note 1)	(708,681)

Net realized gain on foreign currency transactions (Note 1)	344,279

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(540,793)

Net unrealized depreciation of investments and swap contracts during the year	(52,975,367)

Net loss on investments	(37,813,434)

Net increase in net assets resulting from operations	$21,280,703

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 11/30/11	Year ended 11/30/10

Operations:
Net investment income	$59,094,138	$60,038,389

Net realized gain on investments
and foreign currency transactions	15,702,725	23,470,033

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(53,516,160)	19,530,821

Net increase in net assets resulting from operations	21,280,703	103,039,243

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(39,484,973)	(37,424,414)

Class B	(520,121)	(525,453)

Class C	(779,513)	(604,759)

Class M	(10,977,830)	(12,160,237)

Class R	(1,090,288)	(560,409)

Class Y	(7,412,853)	(5,600,967)

Increase in capital from settlement payments (Note 8)	423,611	—

Redemption fees (Note 1)	90,811	47,162

Increase from capital share transactions (Note 4)	9,237,077	30,559,597

Total increase (decrease) in net assets	(29,233,376)	76,769,763

NET ASSETS

Beginning of year	824,885,864	748,116,101

End of year (including undistributed net investment
income of $5,779,524 and $5,850,100, respectively)	$795,652,488	$824,885,864

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees [b]	reimbursements	end of period	value (%) [c]	(in thousands)	(%) [d]	net assets (%)	(%)

Class A
November 30, 2011	$5.90	.43	(.27)	.16	(.44)	(.44)	—	— [f]	$5.62	2.58	$510,880	1.04	7.25	57
November 30, 2010	5.56	.44	.32	.76	(.42)	(.42)	—	—	5.90	14.10	535,054	1.05 [e]	7.66 [e]	71
November 30, 2009	4.05	.40	1.55	1.95	(.44)	(.44)	—	—	5.56	50.64	479,094	1.13 [e]	8.13 [e]	59
November 30, 2008	6.05	.42	(1.97)	(1.55)	(.45)	(.45)	—	—	4.05	(27.33)	292,694	1.10 [e]	7.63 [e]	34
November 30, 2007	6.22	.44	(.16)	.28	(.45)	(.45)	—	—	6.05	4.50	373,890	1.08 [e]	7.04 [e]	48

Class B
November 30, 2011	$5.80	.38	(.27)	.11	(.39)	(.39)	—	— [f]	$5.52	1.84	$8,076	1.79	6.50	57
November 30, 2010	5.47	.39	.32	.71	(.38)	(.38)	—	—	5.80	13.28	7,520	1.80 [e]	6.93 [e]	71
November 30, 2009	3.99	.35	1.54	1.89	(.41)	(.41)	—	—	5.47	49.61	9,033	1.88 [e]	7.41 [e]	59
November 30, 2008	5.96	.38	(1.94)	(1.56)	(.41)	(.41)	—	—	3.99	(27.84)	6,036	1.85 [e]	6.86 [e]	34
November 30, 2007	6.14	.39	(.17)	.22	(.40)	(.40)	—	—	5.96	3.58	11,407	1.83 [e]	6.29 [e]	48

Class C
November 30, 2011	$5.78	.37	(.25)	.12	(.40)	(.40)	—	— [f]	$5.50	1.90	$15,915	1.79	6.49	57
November 30, 2010	5.46	.39	.31	.70	(.38)	(.38)	—	—	5.78	13.13	9,464	1.80 [e]	6.92 [e]	71
November 30, 2009	3.98	.35	1.54	1.89	(.41)	(.41)	—	—	5.46	49.80	10,020	1.88 [e]	7.16 [e]	59
November 30, 2008	5.95	.37	(1.93)	(1.56)	(.41)	(.41)	—	—	3.98	(27.87)	684	1.85 [e]	6.78 [e]	34
November 30, 2007†	6.27	.26	(.33)	(.07)	(.25)	(.25)	—	—	5.95	(1.11) *	776	1.23 *[e]	4.29 *[e]	48

Class M
November 30, 2011	$5.90	.42	(.27)	.15	(.43)	(.43)	—	— [f]	$5.62	2.37	$130,758	1.29	7.00	57
November 30, 2010	5.57	.43	.31	.74	(.41)	(.41)	—	—	5.90	13.65	164,632	1.30 [e]	7.42 [e]	71
November 30, 2009	4.05	.39	1.56	1.95	(.43)	(.43)	—	—	5.57	50.52	178,550	1.38 [e]	7.97 [e]	59
November 30, 2008	6.05	.41	(1.97)	(1.56)	(.44)	(.44)	—	—	4.05	(27.50)	155,249	1.35 [e]	7.36 [e]	34
November 30, 2007	6.23	.42	(.17)	.25	(.43)	(.43)	—	—	6.05	4.11	275,959	1.33 [e]	6.79 [e]	48

Class R
November 30, 2011	$5.90	.41	(.26)	.15	(.43)	(.43)	—	— [f]	$5.62	2.37	$16,209	1.29	6.98	57
November 30, 2010	5.56	.43	.32	.75	(.41)	(.41)	—	—	5.90	13.86	11,085	1.30 [e]	7.34 [e]	71
November 30, 2009	4.05	.38	1.56	1.94	(.43)	(.43)	—	—	5.56	50.32	4,728	1.38 [e]	7.63 [e]	59
November 30, 2008	6.05	.41	(1.97)	(1.56)	(.44)	(.44)	—	—	4.05	(27.46)	680	1.35 [e]	8.31 [e]	34
November 30, 2007†	6.35	.29	(.32)	(.03)	(.27)	(.27)	—	—	6.05	(.57) *	1	.89 *[e]	4.62 *[e]	48

Class Y
November 30, 2011	$6.08	.46	(.28)	.18	(.45)	(.45)	—	— [f]	$5.81	2.88	$113,815.79		7.49	57
November 30, 2010	5.71	.47	.33	.80	(.43)	(.43)	—	—	6.08	14.49	97,130	.80 [e]	7.87 [e]	71
November 30, 2009	4.15	.43	1.58	2.01	(.45)	(.45)	—	—	5.71	50.98	66,691	.88 [e]	8.35 [e]	59
November 30, 2008	6.19	.45	(2.03)	(1.58)	(.46)	(.46)	—	—	4.15	(27.21)	33,660	.85 [e]	7.94 [e]	34
November 30, 2007	6.35	.47	(.17)	.30	(.46)	(.46)	—	—	6.19	4.78	50,146	.83 [e]	7.27 [e]	48

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

52	53

Financial highlights (Continued)

* Not annualized

† For the period March 30, 2007 (commencement of operations) to November 30, 2007.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset arrangements (Note 2).

e Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to November 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

November 30, 2010	0.01%

November 30, 2009	0.09

November 30, 2008	0.02

November 30, 2007	<0.01

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 8).

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 11/30/11

Note 1: Significant accounting policies

Putnam High Yield Advantage Fund (the fund), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income with capital growth as a secondary objective when consistent with achieving high current income. The fund invests mainly in bonds that are obligations of U.S. companies, are below investment-grade in quality (sometimes referred to as “junk bonds”), and have intermediate- to long term maturities (three years or longer). The fund may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 30 days of purchase. Prior to August 2, 2010, a 1.00% redemption fee applied on any shares that were redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from December 1, 2010 through November 30, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities

(which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. These fees are treated as market discount and are amortized into income in the Statement of operations. Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. The fund earned certain fees in connection with its senior loan purchasing activities.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

D) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding forward currency contracts at the close of the reporting period are indicative of the volume of activity during the period.

E) Credit default contracts The fund entered into credit default contracts to hedge market risk. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $3,600,000 on credit default swap contracts for the reporting period.

F) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $751,773 on derivative contracts subject to the Master Agreements Collateral posted by the fund totaled $1,001,499.

G) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

H) Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At November 30, 2011, the fund had a capital loss carryover of $185,184,027 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$95,929,758	November 30, 2012

8,720,272	November 30, 2014

21,153,748	November 30, 2016

59,380,249	November 30, 2017

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of the expiration of a capital loss carryover, defaulted bond interest, and interest on payment in-in-kind securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $1,100,864 to increase undistributed net investment income and $89,801,134 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $88,700,270.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$21,632,605
Unrealized depreciation	(49,017,856)

Net unrealized depreciation	(27,385,251)
Undistributed ordinary income	6,790,053
Capital loss carryforward	(185,184,027)
Cost for federal income tax purposes	$853,012,311

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.720%	of the first $5 billion,
0.670%	of the next $5 billion,
0.620%	of the next $10 billion,
0.570%	of the next $10 billion,
0.520%	of the next $50 billion,
0.500%	of the next $50 billion,
0.490%	of the next $100 billion,
0.485%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $4,047 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $617, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $47,760 and $372 from the sale of class A and class M shares, respectively, and received $14,213 and $509 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $66 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $479,657,511 and $446,983,912, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 11/30/11		Year ended 11/30/10

Class A	Shares	Amount	Shares	Amount

Shares sold	31,716,690	$186,377,117	27,873,455	$160,278,466

Shares issued in connection with
reinvestment of distributions	5,518,193	32,561,824	5,314,861	30,678,210

	37,234,883	218,938,941	33,188,316	190,956,676

Shares repurchased	(37,041,355)	(217,782,415)	(28,675,629)	(164,877,506)

Net increase	193,528	$1,156,526	4,512,687	$26,079,170

	Year ended 11/30/11		Year ended 11/30/10

Class B	Shares	Amount	Shares	Amount

Shares sold	733,560	$4,262,414	380,271	$2,177,101

Shares issued in connection with
reinvestment of distributions	59,583	344,477	57,500	326,017

	793,143	4,606,891	437,771	2,503,118

Shares repurchased	(626,545)	(3,666,745)	(792,324)	(4,483,156)

Net increase (decrease)	166,598	$940,146	(354,553)	$(1,980,038)

	Year ended 11/30/11		Year ended 11/30/10

Class C	Shares	Amount	Shares	Amount

Shares sold	1,927,302	$11,121,958	540,341	$3,104,055

Shares issued in connection with
reinvestment of distributions	103,310	593,405	84,808	479,741

	2,030,612	11,715,363	625,149	3,583,796

Shares repurchased	(773,873)	(4,450,044)	(824,678)	(4,645,076)

Net increase (decrease)	1,256,739	$7,265,319	(199,529)	$(1,061,280)

	Year ended 11/30/11		Year ended 11/30/10

Class M	Shares	Amount	Shares	Amount

Shares sold	300,112	$1,767,025	551,808	$3,182,572

Shares issued in connection with
reinvestment of distributions	51,102	301,599	48,731	281,540

	351,214	2,068,624	600,539	3,464,112

Shares repurchased	(4,979,524)	(29,615,987)	(4,796,623)	(27,688,079)

Net decrease	(4,628,310)	$(27,547,363)	(4,196,084)	$(24,223,967)

	Year ended 11/30/11		Year ended 11/30/10

Class R	Shares	Amount	Shares	Amount

Shares sold	2,150,158	$12,830,531	1,758,600	$10,154,279

Shares issued in connection with
reinvestment of distributions	184,638	1,088,241	95,831	555,232

	2,334,796	13,918,772	1,854,431	10,709,511

Shares repurchased	(1,328,919)	(7,830,007)	(826,199)	(4,756,957)

Net increase	1,005,877	$6,088,765	1,028,232	$5,952,554

	Year ended 11/30/11		Year ended 11/30/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	11,775,479	$71,189,142	6,763,327	$40,267,309

Shares issued in connection with
reinvestment of distributions	1,016,265	6,188,538	804,548	4,785,491

	12,791,744	77,377,680	7,567,875	45,052,800

Shares repurchased	(9,171,417)	(56,043,996)	(3,260,677)	(19,259,642)

Net increase	3,620,327	$21,333,684	4,307,198	$25,793,158

At the close of the reporting period, a shareholder of record owned 6.1% of the outstanding shares of the fund.

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period.

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$—	Payables	$791,832

Foreign exchange
contracts	Receivables	262,410	Payables	7,923

Total		$262,410		$799,755

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Swaps	Total

Credit contracts	$—	$(708,681)	$(708,681)

Foreign exchange contracts	406,629	—	$406,629

Total	$406,629	$(708,681)	$(302,052)

Change in unrealized appreciation or (depreciation) on derivatives recognized in income

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Swaps	Total

Credit contracts	$—	$37,856	$37,856

Foreign exchange contracts	(537,562)	—	(537,562)

Total	$(537,562)	$37,856	$(499,706)

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $18,762 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $258,967,535 and $242,889,463, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $417,577 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported in the Increase in capital from settlement payments line on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $6,034 related to settlement of those lawsuits. This amount is reported in the Increase in capital from settlement payments line on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 10: New accounting pronouncement

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. Putnam Management is currently evaluating the application of ASU 2011–04 and its impact, if any, on the fund’s financial statements.

Federal tax information (Unaudited)

For the tax year ended November 30, 2011, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $55,228,863 of distributions paid as qualifying to be taxed as interest-related dividends.

The Form 1099 that will be mailed to you in January 2012 will show the tax status of all distributions paid to your account in calendar 2011.

About the Trustees

Independent Trustees

Ravi Akhoury
Born 1947, Trustee since 2009

Principal occupations during past five years: Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: Jacob Ballas Capital India, a non-banking finance company focused on private equity advisory services; RAGE Frameworks, Inc., a private software company

Barbara M. Baumann
Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college’s endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children’s Hospital of Denver.

Other directorships: SM Energy Company, a domestic exploration and production company; UniSource Energy Corporation, an Arizona utility; CVR Energy, a petroleum refiner and fertilizer manufacturer

Jameson A. Baxter
Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy’s Adirondack Chapter.

Charles B. Curtis
Born 1940, Trustee since 2001

Principal occupations during past five years: Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Senior Advisor to the Center for Strategic and International Studies. Member of the Council on Foreign Relations.

Other directorships: Edison International; Southern California Edison

Robert J. Darretta
Born 1946, Trustee since 2007

Principal occupations during past five years: Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson’s Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

John A. Hill
Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Serves as a Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Also a member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Paul L. Joskow
Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: TransCanada Corporation, an energy company focused on natural gas transmission and power services; Exelon Corporation, an energy company focused on power services

Kenneth R. Leibler
Born 1949, Trustee since 2006

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Northeast Utilities, which operates New England’s largest energy delivery system

Robert E. Patterson
Born 1945, Trustee since 1984

Principal occupations during past five years: Senior Partner of Cabot Properties, LP and Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III
Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens
Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: TransCanadaPipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds
Born 1952, Trustee since 2008 and President of the Putnam Funds since July 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of November 30, 2011, there were 108 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Robert T. Burns (Born 1961)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2011
Since 2004	General Counsel, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	James P. Pappas (Born 1953)
Since 2002	Vice President
Chief of Operations, Putnam Investments and	Since 2004
Putnam Management	Director of Trustee Relations,
Putnam Investments and Putnam Management
Janet C. Smith (Born 1965)
Vice President, Assistant Treasurer and	Judith Cohen (Born 1945)
Principal Accounting Officer	Vice President, Clerk and Assistant Treasurer
Since 2007	Since 1993
Director of Fund Administration Services,
Putnam Investments and Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Manager of Trustee Relations, Putnam	2010); Senior Financial Analyst, Old Mutual Asset
Investments and Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk, Assistant
Chief Compliance Officer, Putnam Investments,	Treasurer and Proxy Manager
Putnam Management, and Putnam Retail	Since 2000
Management
Susan G. Malloy (Born 1957)
Mark C. Trenchard (Born 1962)	Vice President and Assistant Treasurer
Vice President and BSA Compliance Officer	Since 2007
Since 2002	Director of Accounting & Control Services,
Director of Operational Compliance,	Putnam Management
Putnam Investments and Putnam
Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Paul L. Joskow	Mark C. Trenchard
Putnam Investment	Kenneth R. Leibler	Vice President and
Management, LLC	Robert E. Patterson	BSA Compliance Officer
One Post Office Square	George Putnam, III
Boston, MA 02109	Robert L. Reynolds	Robert T. Burns
	W. Thomas Stephens	Vice President and
Investment Sub-Manager		Chief Legal Officer
Putnam Investments Limited	Officers
57–59 St James’s Street	Robert L. Reynolds	James P. Pappas
London, England SW1A 1LD	President	Vice President

Marketing Services	Jonathan S. Horwitz	Judith Cohen
Putnam Retail Management	Executive Vice President,	Vice President, Clerk and
One Post Office Square	Principal Executive	Assistant Treasurer
Boston, MA 02109	Officer, Treasurer and
	Compliance Liaison	Michael Higgins
Custodian		Vice President, Senior Associate
State Street Bank	Steven D. Krichmar	Treasurer and Assistant Clerk
and Trust Company	Vice President and
	Principal Financial Officer	Nancy E. Florek
Legal Counsel		Vice President, Assistant Clerk,
Ropes & Gray LLP	Janet C. Smith	Assistant Treasurer and
	Vice President, Assistant	Proxy Manager
Independent Registered	Treasurer and Principal
Public Accounting Firm	Accounting Officer	Susan G. Malloy
KPMG LLP		Vice President and
	Beth S. Mazor	Assistant Treasurer
Trustees	Vice President
Jameson A. Baxter, Chair
Ravi Akhoury	Robert R. Leveille
Barbara M. Baumann	Vice President and
Charles B. Curtis	Chief Compliance Officer
Robert J. Darretta
John A. Hill

This report is for the information of shareholders of Putnam High Yield Advantage Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

## A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

## A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

## A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

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Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

November 30, 2011	$82,325	$--	$4,350	$ —
November 30, 2010	$70,498	$--	$4,100	$ —

For the fiscal years ended November 30, 2011and November 30, 2010, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $4,350 and $4,100 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

November 30, 2011	$ —	$ —	$ —	$ —

November 30, 2010	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: During the period, State Street Bank and Trust Company, which provides certain administrative, pricing and bookkeeping services for the Putnam funds pursuant to an agreement with Putnam Investment Management, LLC, began utilizing different accounting systems and systems support in providing services for the fund.

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam High Yield Advantage Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 27, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: January 27, 2012